                                                                   EXHIBIT 10.29


                                 GROUNDLEASE


                                    BETWEEN

                          RHODES CENTER PROPERTY, LLC
                                   "LESSOR"


                                      AND

                                 EQUIFAX INC.
                                   "LESSEE"

                                  GROUND LEASE
                                  ------------

         THIS GROUND LEASE (this "Lease"), made and entered into this 5th day of March, 1998, by and between RHODES CENTER PROPERTY, L.L.C. ("LESSOR"), and EQUIFAX INC. ("LESSEE"), a Georgia corporation.

                                   ARTICLE I

                              DEMISE OF PREMISES
                              ------------------

         SECTION 1.01.  DEMISE.  For and in consideration of the payment of rent
                        ------
herein reserved to be paid by LESSEE and the performance of the covenants and agreements herein contained on the part of LESSEE to be kept, observed and performed, LESSOR does hereby demise and lease to LESSEE, and LESSEE does hereby take and hire, upon and subject to the terms and conditions herein contained, that certain tract of land lying and being in Land Lots 108 and 109 of the 17th Land District, City of Atlanta, Fulton County, Georgia and being more particularly described in Exhibit "A" hereof together with all buildings,
                          ----------
structures, and other improvements now or hereafter located thereon and all appurtenances thereunto belonging (said land, improvements, and appurtenances are herein collectively referred to as the "Premises"), all subject to the encumbrances set forth in Exhibit "B" hereof.
                          ----------

                                  ARTICLE II

                                 TERM OF LEASE
                                 -------------

         SECTION 2.01.  TERM OF LEASE.  The term of this Lease (the "Term")
                        -------------
shall commence on the date hereof and, unless sooner terminated as herein provided, shall continue until and terminate on the 31st day of December, 2048.

         SECTION 2.02.  OPTION TO EXTEND.  LESSEE has the option to extend this
                        ----------------
Lease for three (3) additional ten (10) year terms. This option shall be exercised by LESSEE giving written notice of its exercise no later than six (6) months prior to the expiration of the Term then in effect. No extension option may be exercised by the LESSEE if LESSEE is in monetary default under this Lease and has not cured the default on or before the last date on which an option may be exercised. If the term of this Lease is so extended, this Lease shall remain in full force and the Rent to be paid by LESSEE during such option terms shall be as set forth in Section 4.01.

                                  ARTICLE III

                 COVENANTS AND WARRANTIES OF LESSOR AND LESSEE
                 ---------------------------------------------

         SECTION 3.01.  DEMISE OF LEASEHOLD ESTATE BY LESSOR.  LESSOR warrants
                        ------------------------------------
that it has full right and lawful authority to enter into this Lease; and that it is lawfully seized of good, marketable and indefeasible record fee simple title to the land described in Exhibit "A" hereof, subject to the encumbrances
                               ----------
set forth in Exhibit "B" hereof and a Sidewalk Easement Agreement between
             ----------
Intersection Park, Inc. and the City of Atlanta dated August 25, 1992, recorded in Book 15660, Page 012, Fulton County, Georgia records. It is the intent of LESSOR and LESSEE that this Lease create a leasehold estate vested in LESSEE, and not a usufruct.

         SECTION 3.02.  AUTHORITY OF LESSEE.  LESSEE warrants that it has full
                        -------------------
right and lawful authority to enter into this Lease and to keep and perform the covenants herein contained.

         SECTION 3.03.  QUIET ENJOYMENT.  LESSOR warrants that, unless an Event
                        ---------------
of Default shall have occurred and be continuing, LESSEE'S peaceful possession, use and enjoyment of the Premises in accordance with this Lease shall not be interrupted or disturbed by LESSOR or any person or entity claiming by, through or under LESSOR.

                                   ARTICLE IV

                       ANNUAL RENT AND ADDITIONAL RENTAL
                       ---------------------------------

         Section 4.01.  RENT.  LESSEE covenants and agrees to pay LESSOR, in
                        ----
lawful money of the United States of America, without set-off or deduction (except as herein provided), during the Term as rent hereunder, a base annual rent (the "Rent") as follows:


             RENT PERIOD                                ANNUAL RENT
             -----------                                -----------

Date to March 31, 2004                     $1.00 per year, but subject to being
                                           increased as provided in Section 4.02
April 1, 2004 to December 31, 2008                    $600,000.00 per year
January 1, 2009 to December 31, 2018                  $690,000.00 per year
January 1, 2019 to December 31, 2028                  $793,500.00 per year


January 1, 2029 to December 31, 2038                  $912,525.00 per year
January 1, 2039 to December 31, 2048                  $1,049,403.00 per year


                                 RENEWAL TERM

January 1, 2049 to December 31, 2058                  $1,206,813.00 per year
January 1, 2059 to December 31, 2068                  $1,387,834.00 per year
January 1, 2069 to December 31, 2078                  $1,596,009.00 per year

    Rent shall be paid in equal monthly installments, in advance, on or before the first day of each month commencing January 1, 1998. Rent for any partial year will be prorated.

         SECTION 4.02.  RENT INCREASES.  1600 Peachtree, L.L.C. ("1600") owns
                        --------------
three buildings located at 1600 Peachtree Street, Atlanta, Georgia known as buildings A, B and C, and on the date of this Lease, LESSEE leases all three buildings from 1600 pursuant to a Headquarters Facility Lease between 1600 and LESSEE dated March 11, 1994. It is contemplated that LESSEE will have a new headquarters building built for it on the Premises and upon occupying the building on the Premises, 1600 has, pursuant to a Lease Termination Agreement of even date herewith, terminated the Headquarters Facility Lease of March 11, 1994 effective on the date established in such Lease Termination Agreement. Upon termination of the Headquarters Facility Lease of March 11, 1994, LESSEE will, pursuant to a Space Lease of even date herewith, lease from 1600 all of the office space in building C, with the option to lease additional space in buildings B and/or A up to 50,000 square feet. After the termination of the Headquarters Facility Lease of March 11, 1994, 1600 will undertake to lease to third parties all of building A and so much of building B as is not leased by LESSEE pursuant to its option set forth in such Space Lease. LESSOR and LESSEE agree that for each dollar of "net rent" in excess of $600,000.00 that 1600 receives from the leasing of buildings A and B as provided in such Lease Termination Agreement in each year, until March 31, 2004, including any net rent received from LESSEE for space leased under the Space Lease, the annual Rent due in each such year until March 31, 2004 will be increased by fifty cents (but in no event shall exceed $600,000.00 per year). For example: If 1600 leases all of building A to a third party and the aggregate total of annual rent and other amounts paid by such third party in any year from the date of its Lease until March 31, 2004 is $900,000.00 per year, then the Rent payable hereunder for each year that such third party lease is in effect through March

31, 2004 is $150,000.00 ($900,000.00 minus $600,000 = $300,000.00 multiplied by
50% = $150,000.00) The term "net rent" shall mean the gross rent and other amounts received by 1600, less payments made by 1600 for taxes, insurance and maintenance on buildings A and B and the land on which is described as Tract A on the Headquarters Facility Lease of March 11, 1994 and other amounts paid under the Lease Termination Agreement as provided in such Lease Termination Agreement. In the event that any tenant of buildings A and/or B pays all or any portion of such taxes, insurance, or maintenance, either directly or to 1600, the amount so paid shall be deducted from gross rent in determining "net rent", but any sums paid by LESSEE pursuant to its guarantee as provided in Section 3 of such Lease Termination Agreement shall not be deducted in determining "net rent". When the aggregate "net rent" from buildings A and B in any year exceeds $1,800,000.00 per year, the Rent thereafter payable hereunder until March 31, 2004, will be $600,000.00 per year, prorated for any partial year. In the event a tenant defaults in the payment or performance of its obligations with respect to buildings A or B, then such defaulted payments shall be deducted from the "net rent" collected by 1600 and the rent payable under this Lease shall be recalculated.

    LESSOR will cause 1600 to provide LESSEE with monthly statements of Rent due under this Section 4.02. LESSEE, at it's expense, shall have the right upon giving reasonable notice to LESSOR and 1600, to audit 1600's books and records relating to such Rent for the period of up to two (2) years after LESSEE'S receipt of a Statement and LESSOR shall cause 1600 to make such books and records available to LESSEE. In the event that such audit reveals that the amount claimed to be due by LESSEE hereunder is in excess of three percent (3%) over the actual amount owed by LESSEE hereunder, then LESSOR shall pay the reasonable costs and expenses incurred in connection with such audit. In the event that LESSEE in good faith disputes all or any portion of the amount due by LESSEE hereunder, LESSEE shall not be in breach of this AGREEMENT if

LESSEE pays to LESSOR such amount as is not in dispute, and any remaining amount in dispute between LESSOR and LESSEE shall be determined by arbitration by a panel of three (3) arbitrators in accordance with the rules and regulations for commercial matters then in effect for the American Arbitration Association or its successors (the "AAA"). The determination of the arbitrators shall be final, binding and conclusive on LESSOR and LESSEE, and judgment may be rendered thereon by any court having jurisdiction, upon application of either LESSOR or LESSEE. Each party shall have the right to select one of the arbitrators and shall be responsible for the costs of their respective arbitrator. The third arbitrator, who shall be a competent and impartial person with at least ten (10) years experience in commercial leasing in the Atlanta metropolitan area, shall be selected by the other two arbitrators or, failing agreement by them, the AAA. The costs of such third arbitrator shall be borne equally by LESSOR and LESSEE.

    In any event, if LESSEE has failed to "commence" construction of Improvements as required by Section 6.02 hereof by December 31, 2000, then, commencing on January 1, 2001 and continuing to April 1, 2004, the Rent hereunder shall be $600,000.00 per year.

         SECTION 4.03.  ADDITIONAL RENTAL.  LESSEE covenants and agrees to pay
                        -----------------
to LESSOR, from time to time as provided in this Lease, and as "Additional Rental": (a) interest (hereinafter called "Interest") at the annual rate equal to ten percent (10%) on all installments of Rent not paid within five (5) days after LESSEE receives from LESSOR written notice that one or more installments of Rent were not paid on the due date, until the date of payment; (b) all other sums which LESSEE herein agrees to assume and pay to third parties in those circumstances where LESSEE shall fail or refuse to pay such third parties and the same is paid by LESSOR; and (c) Interest at the rate specified in Section
4.03 on the sums described in (b), next preceding, from the due date until paid or, if demand is required therefor by the terms of this Lease, from the date of demand until paid.

In the event of any failure on the part of LESSEE to pay any Additional Rental, LESSOR shall have all the rights, powers and remedies provided for in this Lease or at law or in equity or otherwise in the event of the nonpayment of Rent.

         SECTION 4.04.  NET LEASE; NON-TERMINATION.  This Lease is a net Lease
                        --------------------------
and Rent and Additional Rental shall be paid without notice, demand (except as expressly provided herein in the case of certain Additional Rental), counterclaim, setoff, deduction or defense and, without abatement, suspension, deferment, diminution or reduction. Except as otherwise provided in this Lease, this Lease shall not terminate nor shall LESSEE have any right to terminate this Lease or be entitled to the abatement of any Rent hereunder or any reduction thereof, nor shall the obligations of LESSEE under this Lease be otherwise affected, by reason of (a) any damage to or destruction of all or any portion of the Premises from whatever cause, except as provided in Articles XIII and XIV
(b) the prohibition, limitation or restriction of or interference with LESSOR'S use of all or any portion of the Premises (except when such constitutes a breach of LESSOR'S covenant of quiet enjoyment), (c) the failure on the part of LESSOR or 1600 to perform or comply with any term, provision or covenant of any other agreement to which LESSOR and LESSEE or 1600 and LESSEE may be parties, other than the "Termination Agreement" between 1600 and LESSEE of even date herewith,
(d) the entry of a decree or order for relief by a court having jurisdiction in the Premises in respect of LESSEE in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of LESSEE or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days, (e) the commencement by LESSEE of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of LESSEE or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of LESSEE generally to pay its debts as such debts become due, or the taking of corporate action by LESSEE in furtherance of any of the foregoing, or (f) any claim which LESSEE has or might have against LESSOR. Except as otherwise expressly provided in this Lease, LESSEE waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease or the leasehold estate in the Premises or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of Rent. It is the purpose and intent of LESSOR and LESSEE that Rent and Additional Rental (where payable to LESSOR) shall be absolutely net to LESSOR, so that this Lease shall yield, net, to LESSOR, Rent specified in 4.01 and Additional Rental specified in
4.03 hereof throughout the Term, and that all costs, expenses and obligations of every kind or nature whatsoever relating to the Premises which may arise and become due as specified in 5.01 and 5.02 hereof or elsewhere herein during the Term shall be paid by LESSEE, and that LESSOR shall be indemnified and saved harmless by LESSEE from and against the same, except as expressly provided herein.

                                   ARTICLE V

                         TAXES, ASSESSMENTS AND CHARGES
                         ------------------------------

         SECTION 5.01.  TAXES AND ASSESSMENTS.  Subject to the provisions of
                        ---------------------
11.01 hereof (concerning "Permitted Contests"), LESSEE covenants and agrees to discharge and pay before the same become delinquent and before any fine, penalty, or interest may be added for nonpayment, any and all taxes, assessments, license or permit fees, excises, imposts and charges of every nature and classification (all or any one of which are hereinafter referred to as "Tax") that at any time during the Term and any extension thereof are levied, assessed, charged or imposed upon LESSOR'S fee simple and/or reversionary interest in the Premises or any Rent or Additional Rental reserved or payable hereunder (including any gross receipts or other taxes levied upon, assessed against or measured by the Rent or Additional Rental); provided, however, that LESSEE shall not be obligated to pay any municipal, state or federal income, inheritance or estate tax or any tax imposed, levied or assessed with respect to or because of the income, appreciation or other benefit derived by LESSOR from or by virtue of this Lease or the estate of LESSOR under this Lease under currently existing applicable laws and regulations; provided, however, that if at any time during the Term the methods of taxation prevailing at the commencement of the Term shall be altered so that any imposition which at the commencement of or during the Term is or shall be levied, assessed or imposed on real estate and the improvements thereon is thereafter levied, assessed or imposed wholly or partially (a) on the rents received from real estate or the improvements thereon, or (b) as a tax assessment, levy or license fee (regardless of the form and regardless of the taxing authority) upon LESSOR, measured by Rent and Additional Rental payable under this Lease, then all such substitute taxes, assessments, levies or license fees shall be deemed to be included within the meaning of the term "Tax" for purposes hereof, and LESSEE shall pay and discharge the same as herein provided in respect to the payment of Tax. Tax due during the initial year of the Term and the final year of the Term will be prorated.

         SECTION 5.02.  CHARGES.  Subject to the provisions of 11.01 hereof
                        -------
(concerning Permitted Contests), LESSEE covenants and agrees that it shall pay in accordance with usual and customary business practices as such shall become due all charges for all public or private utility services including, but not limited to, water, sewer, gas, light, heat and air conditioning, telephone, electricity, trash removal, power and other utility and communications services (all or anyone of which are hereinafter referred to as "Charge") that at any time during the Term are rendered or become due and payable with respect to the Premises.

         SECTION 5.03.  GENERAL.  LESSEE shall prepare and file, all reports and
                        -------
returns required by law and governmental regulations with respect to any Tax and shall furnish copies thereof to LESSOR. LESSOR and LESSEE shall promptly forward to the other, upon receipt, copies of any bill or assessment respecting any Tax. Upon request of LESSOR, LESSEE agrees to furnish and deliver to LESSOR receipts evidencing the payment of any Tax and/or Charge payable by LESSEE as in
5.01 and 5.02 provided. If any Tax and/or Charge may be paid in installments, LESSEE shall be obligated to pay only such installments as they become due; provided, however, that any and all installments which are incurred during the Term, as the same may be extended, and become due and payable after the expiration of the Term shall be paid on or before the date which is prior to the expiration of the Term, or, in event of the termination of this Lease, prior to the date of such termination. If LESSEE fails to pay any Tax and/or Charge (or any installment thereof) when due, LESSOR, without declaring a default hereunder, may, but shall not be obligated to, pay any such Tax and/or Charge (or any installment thereof) and any amount so paid by LESSOR, together with all reasonable costs and expenses incurred by LESSOR in connection therewith, shall constitute Additional Rental hereunder and shall be paid by LESSEE to LESSOR on demand with Interest thereon in the manner provided in 4.03. LESSEE'S obligation to pay Taxes and Charges which accrue during the Term and any extension thereof shall survive any termination of this Lease.

                                   ARTICLE VI

                    CONDITION AND OPERATION OF THE PREMISES
                    ---------------------------------------

         SECTION 6.01.  CONDITION OF THE PREMISES.  LESSEE represents, covenants
                        -------------------------
and agrees that the Premises in its present state is accepted as being in good order and condition and that the Premises comply in all respects with the requirements of this Lease, and is in all respects suitable for the purposes intended by LESSEE. LESSOR leases the Premises and LESSEE accepts the Premises, "as is" at the date hereof without representation or warranty by LESSOR, express or implied, in fact or by law, and without recourse to LESSOR, with respect to:
(i) the condition of the Premises, including, but not limited to the soil and subsurface conditions thereof; (ii) the ability to use the Premises for any particular purpose; (iii) access to or from the Premises; or, (iv) the existence or adequacy of present or future availability of any utilities to service the Premises, including, but not limited to, drainage and sewage facilities.

    6.02 CONSTRUCTION OF IMPROVEMENTS.
         ----------------------------

         (A) LESSEE agrees, at its expense, to commence, or cause to be commenced, prior to December 31, 2000, on the Premises, building improvements consisting of an office building tower containing at least 100,000 square feet of usable office and storage space. For the purposes of this Section 6.02, and any other documents between LESSOR and LESSEE, LESSEE will be deemed to have commenced, or caused to be commenced, construction of such office building when the sum of $10,000,000 has been incurred on the design and construction of such office building.

         (B) Any and all improvements to the Premises made by LESSEE shall, throughout the Term and any extensions thereof, be the property of LESSEE, but subject to LESSEE'S rights pursuant to Section 6.04, at the end of the Term all such improvements shall revert to LESSOR free and clear of all liens and encumbrances created by, through or under LESSEE.

         SECTION 6.03  MAINTENANCE AND REPAIRS.  Subject to the provisions of
                       ------------------------
Section 6.05, LESSEE shall, at its own cost and expense, maintain the Premises, exterior and interior, structural and nonstructural, in a good condition and repair, normal wear and tear and damage by casualty or condemnation (subject to the terms of this Lease) excepted.

         SECTION 6.04. LESSEE'S PERSONAL PROPERTY; INDEMNITY.  All of LESSEE'S
                       -------------------------------------
personal property now or hereafter placed or installed in the Premises ("Trade Fixtures") shall be and remain LESSEE'S property at LESSEE'S sole risk, and LESSOR shall not be liable for and LESSEE hereby releases LESSOR from any and all liability for theft thereof or any damage thereto occasioned by any acts, omissions or negligence of any third persons, or any act of God.

         LESSEE shall have the right to install in the Premises additional Trade Fixtures required by LESSEE or used by it in its business, and to remove any and all Trade Fixtures or other personal property upon expiration or termination of this Lease; provided, however, that LESSEE shall repair and restore any damage or injury to the Premises (to the condition in which the Premises existed prior to such installation) caused by the installation and/or removal of any such Trade Fixtures. For the purposes hereof, any security system or similar systems installed by LESSEE (but excluding any wiring throughout the improvements) shall be considered a Trade Fixture.

         SECTION 6.05. ALTERATIONS AND ADDITIONS.  If not at the time in
                       --------------------------
default under this Lease, LESSEE at its expense may make alterations of and additions (both structural and non-structural) to the Premises or any part thereof, provided that any alteration or addition (a) shall not change the general character of the Premises as office facility, or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Premises as an office building (provided, however that such requirements shall not be construed to require LESSEE to operate the Premises as an office building, it being the intent of this Lease that the Premises may be used for any lawful purpose). Title to all such modifications, alterations and/or additions shall be and remain in the LESSEE during the Term hereof and any extensions thereof, but shall revert to LESSOR at the end of the Term, or such extensions..

         SECTION 6.06   OLYMPIC SCULPTURE.  LESSOR agrees that it will cause the
                        -----------------
Olympic Sculpture presently located on the Premises to be removed from the Premises on or before the 15th day of May, 1998. LESSEE will contribute the sum of Five Thousand and No/100 Dollars ($5,000.00) toward the removal of such Olympic Sculpture and will reimburse the artist, Tony Craig, for his expenses in commuting to Atlanta to supervise the removal.

         LESSOR and LESSEE acknowledge that the Premises are subject to an Easement Agreement between Intersection Park, Inc. and Atlanta Committee for the Olympic Games dated May 15, 1992, recorded in Deed Book 20734, page 276, Fulton County, Georgia records, which Easement Agreement has been assigned by Atlanta Committee for the Olympic Games to Hudgens Family Foundation, Inc. by document recorded in Deed Book 23473, page 102, aforesaid records. Until the removal of such Olympic Sculpture, LESSOR shall perform all of the obligations of Intersection Park, Inc. under such Easement Agreement. Upon the removal of such Olympic Sculpture, LESSOR shall cause to be executed and delivered to LESSEE such agreements in recordable form as LESSEE may require to terminate the Easement Agreement (including, without limitation, such agreements as may be necessary to obtain an endorsement to LESSEE'S title insurance policy removing such Easement Agreement as an exception).

                                  ARTICLE VII

                 COMPLIANCE WITH LAWS:  LIENS AND ENCUMBRANCES
                 ---------------------------------------------

         SECTION 7.01.  COMPLIANCE WITH LAWS.  LESSEE shall, at LESSEE'S sole
                        --------------------
cost and expense, and subject to all of the provisions of this Section 7.01, promptly comply in all material respects with any and all present and future laws, ordinances, rules, regulations, directives and standards of all federal, state, county and municipal governments and all departments and agencies thereof having jurisdiction over the Premises ("laws"), including but not limited to, the making of all changes to the Premises which now or hereafter may be required in order to comply with the foregoing.

         SECTION 7.02.  LIENS AND ENCUMBRANCES.  Subject to the provisions of
                        ----------------------
Section 11.01 hereof (concerning Permitted Contests) and the provisions of
Section 10.01 hereof (permitting mortgaging of LESSEE'S leasehold estate), LESSEE shall not create or permit to be created or to remain, and, shall promptly discharge or remove or otherwise render ineffective by payment or posting of a surety bond, or otherwise, within one hundred twenty (120) days after notice by LESSOR, at its sole cost and expense, any lien, encumbrance or charge (each or all of which are herein referred to as "Lien") upon LESSEE'S interest in the Premises, or any part thereof, or upon LESSEE'S leasehold estate hereunder, that arises from the use or occupancy of the Premises by LESSEE or by reason of any labor, service or material furnished or claimed to have been furnished to LESSEE or by reason of any construction, repair or demolition by LESSEE. Notice is hereby given that LESSOR shall not be liable for the cost and expense of any labor, services or material furnished or to be furnished with respect to the Premises at or by the direction of LESSEE or anyone holding the Premises or any part thereof by, through or under LESSEE and that no laborer's, mechanic's or materialman's or other lien for any such labor, services or materials shall attach to or affect the interest of LESSOR in and to the Premises. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of LESSOR, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvements or repair to or of the Premises or any part thereof, nor as giving LESSEE any right, power or authority on behalf of LESSOR to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Premises or any part thereof. If LESSEE fails to discharge, remove or otherwise render ineffective by payment, posting of a surety bond, or otherwise, any Lien as hereinabove provided, after the expiration of any applicable notice cure period, LESSOR, without declaring a default hereunder and without relieving LESSEE of any liability hereunder, may, but shall not be obligated to, discharge or pay the same, either by paying the amount claimed to be due or by procuring the discharge of such Lien by deposit or by bonding proceedings, and any amount so paid by LESSOR and all costs and expenses incurred by LESSOR in connection therewith shall constitute Additional Rental hereunder and shall be paid by LESSEE to LESSOR on demand with Interest thereon.

                                  ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

         SECTION 8.01.  INDEMNIFICATION.  LESSEE covenants and agrees to pay,
                        ---------------
defend, and save harmless LESSOR from and against any and all liability, loss, damage, causes of action, suits, claims, demands or judgments of any nature whatsoever (a) arising from any injury to or the death of any person or damage to any property occurring on the Premises during the Term, as possibly extended, or (b) in any manner arising out of or connected with the use, non-use, condition, possession, operation, maintenance, management or occupation of the Premises or any part thereof during the Term of this Lease or any extensions thereof, (c) any negligence on the part of the LESSEE or its agents, contractors, servants, employees, licensees or invitees, or (d) resulting from the violation by LESSEE of any term, condition or covenant of this Lease or of any contract, agreement, or restriction created by, through or under LESSEE which affects the Premises, or any regulation affecting the Premises or any part thereof during the Term of this Lease or any extensions thereof or the ownership, occupancy or use thereof during the Term of this Lease and any extensions thereof; provided, however, that the indemnification provided hereunder shall not apply to any liability, loss, damage or expense resulting from the negligence or willful misconduct of LESSOR, its officers, employees, servants, licensees, invitees, agents or contractors. LESSEE, at its sole cost and expense, shall defend LESSOR against such causes of action, suits, claims, and demands and be responsible for such judgments as to which LESSOR is indemnified. LESSOR will cooperate with LESSEE in the defense of any such claim, cause of action, suit or demand. Should LESSOR elect to participate in any defense it may do so only at LESSOR'S sole cost and expense. Promptly upon receipt by LESSOR of any summons, complaints, lawsuit, charge or process in which there shall be asserted any causes of action, suits, claims or demands against which LESSOR is indemnified in this Section 8.01, LESSOR shall promptly cause the same to be transmitted and delivered to LESSEE. Written notice of the assertion against LESSOR of any such cause of action, suit, claim or demand shall be delivered by LESSOR to LESSEE promptly after LESSOR receives knowledge thereof. The obligations of LESSEE under this 8.01 shall survive any termination of this Lease and any transfer or assignment by LESSOR or LESSEE of this Lease or any interest hereunder.

                                   ARTICLE IX

                                   SURRENDER
                                   ---------

         SECTION 9.01.  SURRENDER.  Upon any termination of this Lease, LESSEE
                        ---------
shall peaceably quit and surrender the Premises to LESSOR, and any and all machinery and equipment constructed, installed or placed by LESSEE thereon, excepting Trade Fixtures, inventory, merchandise and other personalty owned by LESSEE. In the event LESSEE is not then in default under this Lease, beyond any applicable grace or cure periods herein provided, LESSEE shall have the right upon a termination or expiration of this Lease to remove from the Premises all Trade Fixtures and other personal property and equipment used in LESSEE'S business, as distinguished from machinery and equipment used in and necessary to the operation of the Premises. Any Trade Fixtures or other machinery and equipment not removed by LESSEE on or before termination or expiration of this Lease shall become the property of LESSOR.

         SECTION 9.02.  REMOVAL.  LESSEE, at its sole cost and expense, and upon
                        -------
LESSOR'S written request therefor delivered sixty (60) days prior to any termination or expiration, shall remove on or before termination or expiration all or any Trade Fixtures from the Premises. LESSEE, at its sole cost and expense, shall repair any damage caused thereby to the Premises.

                                   ARTICLE X

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

         SECTION 10.01. LESSEE'S ASSIGNMENT.  Subject to the provisions of
                                 ----------
Section 18.02, LESSEE shall have the right to assign this Lease or its leasehold interest in the Premises(whether such assignment occurs by operation of law or otherwise) without the prior consent of LESSOR; provided, however, no assignment by LESSEE shall relieve the LESSEE of its obligations under this Lease except that, if the assignee has a tangible net worth of $500,000,000 or more (as provided in such assignee's most recent, published financial statement certified by an independent certified public account of recognized national standing as having been prepared in accordance with generally accepted accounting principles, consistently applied), and such assignee complies with the next following sentence, then LESSEE will be relieved from liability hereunder. LESSEE agrees to cause any assignee to execute and deliver to LESSOR an agreement, in form and substance reasonably satisfactory to LESSOR, pursuant to which such assignee agrees to assume and to discharge all the obligations of LESSEE under this Lease, without, however, relieving LESSEE of any such obligations unless such assignee meets the "Net Worth" test set forth above.

    LESSEE may, without LESSOR'S prior consent, sublet all or any part of the Premises, but in the event of subletting LESSEE shall remain fully liable for all of its obligations as provided in this Lease. LESSEE shall have the right to mortgage, grant security title to or a security interest in the leasehold estate created hereby, or to collaterally assign its interest in the Lease, to any lender or debt holder of LESSEE; provided, however, no such mortgaging, granting security title to or security interest in or collateral assignment shall relieve or discharge LESSEE from its obligations hereunder or shall encumber LESSOR'S interest in the Lease or in the Premises, it being the parties' specific intent that LESSOR shall not be required to subordinate its fee interest or its interest in this LEASE to LESSEE'S lender. If LESSEE assigns this Lease to SunTrust Banks, Inc. or any other person in connection with a so-called "synthetic lease" or similar financing then such person shall not be required to assume the obligations of LESSEE under this Lease and, notwithstanding the fact that such person may meet the Net Worth test set forth above, LESSEE shall not be relieved of liability under this Lease.

         10.2  LEASEHOLD MORTGAGEE PROTECTION PROVISIONS.
               -----------------------------------------

         1.   Definitions:

         a) "Foreclosure" shall mean any judicial foreclosure, sale under a private power of sale, or any conveyance in lieu of foreclosure, or any other action or means whereby the lessor under a synthetic lease or similar financing arrangement seeks to obtain possession of the Premises. .

         b) "Institutional Lender" shall mean (i) any commercial, national or state savings bank, savings and loan association or trust company (in each case whether acting on its own behalf or as a trustee), any insurance company, surety or bonding company, real estate investment trust, pension, welfare or retirement fund, any foreign bank branch or agency, any master limited partnership and any educational institution or charitable foundation, (ii) any other company, partnership, association or other entity, or group thereof, which perform functions similar to any of the foregoing and have assets in excess of Fifty Million Dollars ($50,000,000.00) at the time said Leasehold Mortgage loan is made; and (iii) SunTrust Banks, Inc.

         c) "Leasehold Mortgage" shall mean any deed to secure debt or other security instrument, including financing statements, security agreements and related instruments, by which all or any portion of LESSEE'S leasehold estate created hereby or the Improvements is mortgaged, conveyed, encumbered, assigned or transferred to a Leasehold Mortgagee. In addition, a Leasehold Mortgage shall include any so-called "synthetic lease" or similar financing structure (including, without limitation, the lease to be executed on or about the date hereof from SunTrust Banks, Inc. to LESSEE.

         d) "Leasehold Mortgagee" shall mean any Institutional Lender and any LESSEE hereunder who takes back a purchase money security interest in all or any portion of the leasehold estate created hereby or the Improvements upon a sale or assignment of the same.

         2.   Leasehold Mortgagee Protection.  In the event that a Leasehold
              ------------------------------
Mortgagee shall provide LESSOR with written notice of its name and address and a copy of its Leasehold Mortgage then, following receipt by LESSOR of such written notice and for so long as such Leasehold Mortgage shall remain unsatisfied of record or until written notice of satisfaction of such Leasehold Mortgage is given by the Leasehold Mortgagee to LESSOR, the provisions of this Paragraph 2 shall apply to each such Leasehold Mortgagee. LESSOR shall promptly upon receipt of a communication under this Paragraph 2 acknowledge in writing receipt of said communication to LESSEE and such Leasehold Mortgagee as satisfying the requirements of this Paragraph 2, or, in the alternative, reject in writing said notice as not complying with the provisions of this Paragraph 3 and specify the specific grounds for such rejection. Upon the request of such Leasehold Mortgagee, LESSOR shall acknowledge receipt of a satisfactory notice by an instrument in recordable form. In the event that LESSOR shall fail to reject any such notice on or before fifteen (15) days after the receipt by LESSOR of such notice, such notice shall be deemed to have satisfied the requirements of this Paragraph 2. In the event of any assignment of a Leasehold Mortgage or in the event of a change of address of a Leasehold Mortgagee or of an assignee of such Leasehold Mortgagee written notice of such new name and/or address shall be provided to LESSOR.

         a)   No Cancellation, Rejection, Surrender, Amendment or Modification.
              ----------------------------------------------------------------
No cancellation, rejection, surrender, amendment or modification (other than by expiration of the Term or a termination of this Lease under Section 15.02, but after compliance with clauses b, c, and d. below) of this Lease shall be effective as to any Leasehold Mortgagee unless consented to in writing by such Leasehold Mortgagee. Without limiting the generality of the foregoing, no purported acceptance by LESSEE of any rejection of this Lease by LESSOR or any trustee in bankruptcy for LESSOR as terminating this Lease shall be effective as to any Leasehold Mortgagee unless consented to in writing by such Leasehold Mortgagee, and no purported rejection of this Lease by LESSEE or by a trustee in bankruptcy for LESSEE shall be effective as to any Leasehold Mortgagee unless consented to in writing by such Leasehold Mortgagee.

         b)   Default Notice; Rights to Cure Defaults.  LESSOR shall, on serving
              ---------------------------------------
LESSEE with any notice of any default under this Lease, a termination of this Lease or any other notice required to be given under this Lease, simultaneously serve a copy of such notice upon each Leasehold Mortgagee. No such notice by LESSOR to LESSEE shall be deemed to have been duly given unless and until a copy thereof has been so provided to every Leasehold Mortgagee in the manner specified herein. From and after the date such notice has been given to a Leasehold Mortgagee, each such Leasehold Mortgagee shall have the same period, after its receipt of such notice, for remedying any default or causing the same to be remedied, as is given to LESSEE after the giving of such notice to LESSEE, plus in each instance, the additional periods of time specified in Subparagraph 2(d), below, to remedy, commence remedying or cause to be remedied the defaults specified in any such notice. LESSOR shall accept such performance by or at the instigation of the Leasehold Mortgagee as if the same had been performed by LESSEE. LESSEE hereby authorizes each Leasehold Mortgagee to take any such action that such Leasehold Mortgagee deems necessary to cure any such default and does hereby authorize entry upon the Premises by each such Leasehold Mortgagee or its agents for the purpose of curing such defaults.

         c)   Additional Notice to Leasehold Mortgagee.
              ----------------------------------------

                (i) Notwithstanding anything contained herein to the contrary, if any default shall occur which entitles LESSOR to terminate this Lease, LESSOR shall have no right to terminate this Lease unless, following the expiration of the period of time given LESSEE to cure such default, LESSOR shall notify every Leasehold Mortgagee of LESSOR'S intent to so terminate at least thirty (30) days in advance of the proposed effective date of such termination and such default is capable of being cured by the payment of money, and at least sixty (60) days in advance of the proposed effective date of such termination if such default is not capable of being cured by the payment of money. The provisions of subparagraph 2(d), below, shall apply if, during such thirty day or sixty day period, as applicable, any Leasehold Mortgagee shall:

               (A) Notify LESSOR of such Leasehold Mortgagee's desire to nullify such notice, and

               (B) Pay or cause to be paid all Rent, Additional Rent and other payments and charges due hereunder and in default as specified in the termination notice to such Leasehold Mortgagee and which become due during such thirty day or sixty day period, as applicable, and

               (C) Comply or in good faith, with reasonable diligence and continuity, commence to comply or commence to acquire the legal right to cause compliance with, all other obligations of LESSEE under this Lease then in default and reasonably susceptible of being complied with by such Leasehold Mortgagee; provided, however, that such Leasehold Mortgagee shall not be required during such sixty day period to cure or commence to cure any default consisting of LESSEE'S failure to satisfy and discharge any lien, charge or encumbrance against LESSEE'S interest in this Lease or the Premises junior in priority to the lien of the mortgage held by such Leasehold Mortgagee.

          d)   Procedure on Default.
               --------------------

               (i) In the event that LESSOR shall elect to terminate this Lease by reason of any default of LESSEE, and a Leasehold Mortgagee shall have proceeded in the manner provided for by subparagraph 2(c), above, such Leasehold Mortgagee shall have the right to postpone and extend the specified date for the termination of this Lease as fixed by LESSOR in its notice of termination for a period of not more than twelve (12) months, provided that such Leasehold Mortgagee shall, during such twelve (12) month period, (A) pay or cause to be paid any Rent, Additional Rent and other payments and charges as the same become due (subject to all applicable notice and cure periods) and continue its good faith efforts to perform, or cause to be performed, all of LESSEE'S other obligations under this Lease (subject to all applicable notice and cure periods), excepting (i) obligations of LESSEE to satisfy or otherwise discharge any lien, charge or encumbrance against LESSEE'S interest in this Lease or the Premises junior in priority to the lien of the mortgage held by such Leasehold Mortgagee, and (ii) past obligations then in default and not reasonably susceptible of being cured by such Leasehold Mortgagee, and (B) if not enjoined or stayed, take steps to acquire or sell LESSEE'S interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means and prosecute the same to completion with due diligence.

               (ii) If at the end of such twelve (12) month period such Leasehold Mortgagee is complying with subparagraph 2(d)(i) and such Leasehold Mortgagee is prohibited by any process or injunction issued by any court of competent jurisdiction or by reason of any action in any court of competent jurisdiction from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof, this Lease shall not then terminate, and the time for completion by such Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed and thereafter for so long as such Leasehold Mortgagee proceeds with due diligence to complete steps to acquire or sell LESSEE'S interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means. Nothing in this subparagraph 3(d)(ii), however, shall be construed to extend this Lease beyond the original term hereof as extended by any options to extend the term hereof properly exercised by LESSEE or a Leasehold Mortgagee in accordance with the terms of this Lease, nor to require a Leasehold Mortgagee to continue foreclosure proceedings after a default has been cured. In the event that such default shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if LESSEE had not defaulted under this Lease.

               (iii) In the event that a Leasehold Mortgagee complies with subparagraphs 2(c) and (d), above, then, upon the acquisition of LESSEE'S right, title and interest herein by such Leasehold Mortgagee or its designee, or any other purchaser or assignee at a foreclosure sale or otherwise, this Lease shall continue in full force and effect as if LESSEE had not defaulted under this Lease.

               (iv) The granting of a Leasehold Mortgage shall not be deemed to constitute an assignment or transfer of this Lease or of the leasehold estate hereby created, and any conveyance of the leasehold estate created hereby from LESSEE to a Leasehold Mortgagee by foreclosure or otherwise, shall not be deemed to constitute an assignment or transfer of this Lease or of the leasehold estate hereby created requiring the assumption of the obligations of LESSEE hereunder, but such purchaser or assignee of this Lease and of the leasehold estate hereby created shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of the LESSEE to be performed hereunder from and after the date of such purchase and assignment, but only for so long as such purchaser or assignee is the owner of such leasehold estate. Upon such conveyance, LESSOR shall recognize such Leasehold Mortgagee, or any other purchaser or assignee, as LESSEE hereunder. From and after the date of such sale or assignment, the holder of any Leasehold Mortgage then existing or thereafter placed on the leasehold estate hereby created shall be considered a Leasehold Mortgagee as contemplated by this Lease, and the Leasehold Mortgagee thereunder shall be entitled to receive the benefit of any and all provisions of this Lease intended for the benefit of a Leasehold Mortgagee.

          e)  Casualty; Condemnation.  All proceeds of policies of insurance
              ----------------------
maintained hereunder and the award from any condemnation or taking of the Premises shall be paid to and held by the first in priority Leasehold Mortgagee in trust for the benefit of LESSOR and LESSEE. Such Leasehold Mortgagee is hereby authorized to participate in any actions, proceedings or negotiations in connection with the collection, settlement or compromise of any such proceeds or awards.

          f)  New Lease.
              ---------
              (i) In the event that this Lease is terminated as a result of any default by LESSEE hereunder or any other cause (including, without limitation, a rejection of this Lease by LESSEE'S trustee in bankruptcy pursuant to 11 U.S.C.
(S)365 or any equivalent provision of law), LESSOR shall in addition to the notices to be provided pursuant to subparagraphs 2(b) and 2(c) above provide each Leasehold Mortgagee within five (5) days of such termination with written notice that the Lease has been terminated, together with a statement of all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, then known to LESSOR. LESSOR shall enter into a new lease (hereinafter referred to as the "New Lease") of the Premises with any Leasehold Mortgagee or its designee for the remainder of the term of this Lease (as if this Lease had not been terminated), effective as of the date of termination, at the same Rent and with the same covenants, conditions and agreements (including, without limitation, any and all options to extend or renew the term of this Lease, but excluding any requirements which are not applicable or have been satisfied by LESSEE prior to termination) as are contained herein, subject only to the conditions of title as the Premises are subject to on the date of the execution of the original Lease and such matters arising thereafter to which such Leasehold Mortgagee has consented to in writing, and to the right, if any, of any parties then in possession of any part of the Premises, upon receipt by LESSOR of a written request from such

Leasehold Mortgagee on or before sixty (60) days after the date of LESSOR'S notice of termination given pursuant to this subparagraph 3(f) and thereafter, the lessee under the New Lease shall have the same right, title and interest in and to the Premises and the buildings and improvements thereon as LESSEE had under this Lease. In addition, LESSOR shall convey to such Leasehold Mortgagee or its designee title to the Improvements by limited warranty deed for the term of the New Lease, such conveyance to be free and clear of, and include warranties by LESSOR that such conveyance is free and clear of all liens, encumbrances, security interests, easements and other matters created by LESSOR and affecting title to the Improvements. LESSOR shall further assign and transfer to such Leasehold Mortgagee or its designee, without representation or warranty of any kind (other than that LESSOR has taken no action to terminate, assign, transfer or encumber such subleases, or any interest therein), all of LESSOR'S interest in and to any suble ases entered into by LESSEE under the terms of this Lease. The obligations of LESSOR to enter into a New Lease shall be subject to the following conditions:

               (A) Such Leasehold Mortgagee or its designee shall pay or cause to be paid to LESSOR at the time of the execution and delivery of such New Lease any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorney's fees, which LESSOR shall have incurred by reason of such termination and the execution and delivery of the New Lease and which have not otherwise been received by LESSOR from LESSEE or any other party in interest under LESSEE. Upon the execution of such New Lease, LESSOR shall allow the LESSEE named therein as an offset against the sums otherwise due under this subparagraph 3(f) or the New Lease, an amount equal to the net income derived by LESSOR from the Premises during the period from the date of termination of this Lease to the date of beginning of the term of such New Lease. In the event of a controversy as to the amount to be paid to LESSOR pursuant to this subparagraph 2(f)(i)(A), the payment obligation shall be satisfied in the event that LESSOR shall be paid the amount not in controversy, and such Leasehold Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due plus interest at the rate of eight percent (8%) per annum and such obligation shall be adequately secured;

               (B) Such Leasehold Mortgagee or its designees shall agree to cure any defaults of LESSEE under the terminated lease of which LESSOR shall have notified Leasehold Mortgagee as required in this Lease and which are reasonably susceptible of being so cured by such Leasehold Mortgagee or its designee; and

               (C) The tenant under any such New Lease shall be liable to perform the obligations imposed on the LESSEE by such New Lease only during the period such tenant has ownership of the leasehold estate hereby created.

          (ii) In the event that more than one Leasehold Mortgagee shall make written request upon LESSOR for a New Lease, then the New Lease shall be entered into pursuant to the request of the Leasehold Mortgagee whose Leasehold Mortgage shall be most junior in lien, provided (A) the holder of any Leasehold Mortgage prior in lien who makes such written request upon LESSOR shall have been paid all installments of interest and amortization of principal then due and owing to such Leasehold Mortgagee, plus all expenses, including reasonable attorney's fees, incurred by such Leasehold Mortgagee in connection with the termination of this Lease, the execution and delivery of the New Lease and the execution and delivery of all documents reasonably necessary to protect the priority of its Leasehold Mortgage; (B) the new lessee will assume, in writing, all of the covenants, agreements and obligations on the part of the defaulted LESSEE under any Leasehold Mortgage prior in lien to be kept, observed and performed on the part of such defaulted LESSEE, subject nevertheless to the terms and conditions of such Leasehold Mortgage, and shall execute and deliver to all holders of any Leasehold Mortgage prior in lien who have made a written request upon LESSOR pursuant to subparagraph 2(f) such documents as are necessary to keep such Leasehold Mortgages in full force and effect, and (C) the holder of any Leasehold Mortgage prior in lien shall have received from the title insurance company insuring such Leasehold Mortgage assurances (at no expense to it) satisfactory to such Leasehold Mortgagee that its Leasehold Mortgage continues, with respect to the New Lease, in the same manner and order of priority of lien as was in existence with respect to this Lease and that the leasehold estate of the new lessee created by such New Lease shall be subject to the lien of any Leasehold Mortgage prior in lien in the same manner and order of priority of lien as was in existence with respect to the leasehold estate created under this Lease. All holders of Leasehold Mortgages prior in lien who have delivered a written request to LESSOR pursuant to subparagraph 2(f) shall act in good faith and cooperate with the holder of the Leasehold Mortgage junior in lien so as to permit such junior Leasehold Mortgagee to take advantage of the provisions of this subparagraph 3(f). In the event that all of the conditions of clauses (A), (B) and (C), above, shall not have been satisfied by or with respect to such junior Leasehold Mortgagee, the next most junior Leasehold Mortgagee who shall have delivered a written request to LESSOR pursuant to subparagraph 2(f) shall have paramount rights to the benefits set forth in this subparagraph. In the event the conditions of clauses
(A), (B) and (C), above, shall not be satisfied with respect to such next most junior Leasehold Mortgagee, the provisions of this subparagraph 2(f)(ii) shall apply with respect to each Leasehold Mortgagee next most junior until such conditions are satisfied. In the event of any dispute as to the respective senior and junior priorities of any such Leasehold Mortgages, the certification of such priorities by a title company doing business in the state where the Premises are located, satisfactory to LESSOR, shall be conclusively binding on all parties concerned. LESSOR'S obligation to enter into a New Lease with any junior Leasehold Mortgagee shall be subject to the receipt by LESSOR of evidence reasonably satisfactory to it that the conditions of clauses (A), (B) and (C), above, have been satisfied with respect to all senior Leasehold Mortgages.

          (iii) The new lessee under any such New Lease shall be liable to perform the obligations imposed on the LESSEE by such New Lease only during the period such person has an ownership of the leasehold estate created by such New Lease.
          (iv) LESSOR shall have the right, without the consent of LESSEE, at all times to encumber LESSOR'S fee simple interest in the Premises and LESSOR'S interest in this Lease, provided that each such security instrument placed on the Premises by LESSOR shall by its terms be subject and subordinate to this Lease, to the right, title and interest of LESSEE in the Premises and the Improvements, and to the rights and interests of any Leasehold Mortgagee hereunder in this Lease (including, without limitation, the right of any Leasehold Mortgagee to enter into a New Lease) and the interest of LESSEE in the leasehold estate hereby created. Upon the request of LESSEE or any Leasehold Mortgagee, LESSOR shall obtain (at LESSEE'S sole cost and expense) an agreement in recordable form in which the holder of the mortgage on LESSOR'S fee simple interest in the Premises and LESSOR'S interest in this Lease acknowledges that such mortgage is subordinate to this Lease and to the rights of LESSEE and such Leasehold Mortgagee as set forth above.

          (v) The new lessee under such New Lease shall, upon entering into such New Lease, acquire all of the right, title and interest of LESSEE in and to any and all subleases of all or any part of the Premises and the Improvements and upon the request of such new lessee, LESSEE shall execute, acknowledge and deliver to such new lessee an assignment in recordable form evidencing such conveyance.

          g)   Future Amendments.  LESSOR and LESSEE shall cooperate in
               -----------------
including in this Lease by suitable amendment from time to time any provision which may be requested by any proposed Leasehold Mortgagee or may otherwise be reasonably necessary, to implement the provisions of this Paragraph 2; provided, however, that any such amendment shall not in any way affect the term hereby demised or affect adversely in any material respect any rights of LESSOR under this Lease.

          h)   No Merger.  So long as any Leasehold Mortgage is in existence,
               ---------
unless all Leasehold Mortgagees shall otherwise expressly consent in writing, the fee title to the Premises and the leasehold estate of LESSEE herein created shall not merge but shall remain separate and distinct, notwithstanding the acquisition of said fee title and said leasehold estate by LESSOR or by LESSEE, or by a third party, by purchase or otherwise.

          i)   Right to Exercise Options.  In the event that LESSEE fails to
               -------------------------
exercise any options to renew or extend the term of this Lease within the time required or fails to exercise any option granted under this Lease to purchase the Premises or any part thereof, within the time permitted for exercise of such option, LESSOR shall give each Leasehold Mortgagee written notice of LESSEE'S failure to exercise any such option. Each Leasehold Mortgagee shall have thirty
(30) days after receipt of LESSOR'S written notice within which to exercise the option which LESSEE failed to exercise, and any exercise of such option by a Leasehold Mortgagee shall have the same force and effect as if the option had been exercised within the required time by LESSEE, except that any time period calculated from the date that LESSEE exercised or could have exercised such an option shall be calculated instead from the date when the Leasehold Mortgagee exercised the option.

          LESSEE shall not have the right to exercise any option granted under this Lease to purchase the Premises or any part thereof without the written consent of each Leasehold Mortgagee.

          In the event that LESSOR should become subject to any bankruptcy proceedings, LESSEE shall not accept any rejection by LESSOR or LESSOR'S trustee in bankruptcy as terminating this Lease but, instead, shall remain in possession of the Premises to the full extent permitted by law. Without limiting the foregoing, no such acceptance of any rejection of this Lease shall be effective as to any Leasehold Mortgagee unless consented to in writing by such Leasehold Mortgagee.

          j)   Arbitration.  LESSOR shall give each Leasehold Mortgagee prompt
               -----------
written notice of any arbitration or legal proceedings between LESSOR and LESSEE involving obligations under this Lease. Each Leasehold Mortgagee shall have the right to intervene in any such proceedings and be made a party to such proceedings, and the parties hereto do hereby consent to such intervention. In the event that any Leasehold Mortgagee shall not elect to intervene or become a party to any such proceedings, LESSOR shall give the Leasehold Mortgagee written notice of, and a copy of any award or decision made in any such proceedings, which shall be binding on all Leasehold Mortgagees not intervening after receipt of written notice of arbitration. In the event LESSEE shall fail to appoint an arbitrator after notice from LESSOR, as provided herein, a Leasehold Mortgagee (in order of seniority if there be more than one) shall have an additional period of thirty (30) days, after notice by LESSOR that LESSEE has failed to appoint such arbitrator, to make such appointment, and the arbitrator so appointed shall thereupon be recognized in all respects as if he had been appointed by LESSEE.

          k)   Estoppel Certificate.  LESSOR shall, without charge, at any time
               ---------------------
and from time to time hereafter, but not more frequently than twice in any one-year period (or more frequently if such request is made in connection with any sale or mortgaging of LESSEE'S leasehold interest or permitted subletting by LESSEE), within fifteen (15) days after written request of LESSEE to do so, certify by written instrument duly executed and acknowledged to any Leasehold Mortgagee or purchaser, or proposed Leasehold Mortgagee or proposed purchaser, or any other person, firm or corporation specified in such request: (i) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (ii) as to the validity and force and effect of this Lease, in accordance with its tenor; (iii) as to the existence of any known default hereunder; (iv) as to the existence of any known offsets, counterclaims or defenses hereto on the part of the LESSEE; (v) as to the commencement and expiration dates of the term of this Lease; and (vi) as to any other matters as may be reasonably so requested. Any such certificate shall estop LESSOR from taking a position contrary to the position set forth in such certificate.

          l)   Notices.  Notices from LESSOR to the Leasehold Mortgagee shall be
               -------
mailed to the address furnished LESSOR pursuant to Paragraph 2 of this Lease, and those from the Leasehold Mortgagee to LESSOR shall be mailed to the address designated pursuant to the provisions of Section 19.08 hereof. Such notices, demands and requests shall be given in the manner described in Section 19.08 hereof and shall in all respects be governed by the provisions of that section.

          m)   Waiver of LESSOR'S Lien.  LESSOR does hereby waive any and all
               -----------------------
lien or claim of lien against LESSEE, the Premises, the Improvements and all other trade fixtures and equipment of LESSEE located on the Premises, arising from this Lease or the relationship of LESSOR and LESSEE (including, without limitation, any lien created pursuant to O.C.G.A. Section 44-14-341) (or to the extent any such waiver is ineffective, LESSOR subordinates any such lien or claim of lien to the liens created under any and all Leasehold Mortgages, whether now or hereafter existing).

          n)   Subleases.  LESSEE may sublease all or any part of the Premises
               ---------
without the consent of LESSOR. All subleases shall contain a provision which requires the sublessee to attorn to LESSOR upon any termination of this Lease, to any Leasehold Mortgagee or its designee that becomes the LESSEE under a New Lease, and to any Leasehold Mortgagee or other purchaser following a foreclosure. Any such attornment may be conditioned upon LESSOR or any such Leasehold Mortgagee, or its designee, or a purchaser or assignee at a foreclosure agreeing to recognize the sublease. All such subleases shall also contain a provision recognizing that any Leasehold Mortgagee or its designee may, at its option, foreclose its Leasehold Mortgage subject to the subleases affecting the Premises and that such a foreclosure shall not terminate or otherwise affect the subleases. The purchaser at such foreclosure shall assume the obligations of LESSEE, as sublessor under the subleases, arising from and after the date of foreclosure, but only for so long as such purchaser is the owner of the Leasehold Estate, and such purchaser's liability for such performance shall be limited to and enforceable solely against such purchaser's interest in the Leasehold Estate.

          o)   Separate Agreement.  Although the provisions of this Paragraph 2
               ------------------
are intended to be self-operative, LESSOR shall, on request, execute, acknowledge and deliver to a Leasehold Mortgagee an agreement, prepared at the sole cost and expense of LESSEE, in form satisfactory to the Leasehold Mortgagee and LESSOR, among LESSOR, LESSEE and the Leasehold Mortgagee, agreeing to all of the provisions of this Paragraph 2.

          3.   Condemnation.  In the case of a temporary taking, LESSEE shall
               ------------
not be required repair or restore the Premises until such temporary taking is terminated. Such proceeds, after deducting from said proceeds all expenses incurred by LESSOR or the Leasehold Mortgagee holding such proceeds in the collection and administration of such proceeds, shall be made available to LESSEE to effect such repairs as provided in Section 14.02. If any such proceeds shall remain after the full completion of such repair, replacement, restoration or reconstruction, the excess shall, subject to the rights of any Leasehold Mortgagee, be disbursed to LESSEE.

          4.   Limited Liability of Leasehold Mortgage.  For so long as any
               ---------------------------------------
Leasehold Mortgagee or its designee is the owner of the leasehold estate hereby created, LESSOR shall look solely to the interest of such Leasehold Mortgagee or its designee in the Premises and any improvements thereon in the event of the breach or default by such Leasehold Mortgagee or its designee under the terms of this Lease, and LESSOR hereby agrees that any judgment or decree to enforce the obligations of such Leasehold Mortgagee or its designee shall be enforceable only to the extent of the interest of such Leasehold Mortgagee or its designee in the Premises and such improvements, and any such judgment shall not be subject to execution on nor be a lien on, any assets of such Leasehold Mortgagee or its designee other than the Premises and such improvements. Upon any assignment by such Leasehold Mortgagee or its designee of the interest of the LESSEE hereunder, such Leasehold Mortgagee or its designee shall be relieved from liability hereunder.

         SECTION 10.03. LESSOR'S ASSIGNMENT.  Except as prohibited in this
                        -------------------
Section below, LESSOR shall be permitted to assign this lease or any of its interest herein, to any assignee, without the necessity of any consent by LESSEE. Notwithstanding the foregoing, without the prior written consent of LESSEE, which may be arbitrarily denied, LESSOR shall not assign this Lease or any of LESSOR'S interests herein to any individual, corporation, partnership, trust or business entity of any nature, that at the time of such assignment is engaged, directly or indirectly, within any of the fifty (50) states of the United States, District of Columbia, Puerto Rico, Canada or the United Kingdom, (a) in the business of consumer credit reporting, collection of consumer debt or obligations, consumer check credit clearance or guarantee, consumer marketing studies or surveys, consumer reports for life or property and casualty insurers, automation of data for use by insurers or providers in the health care industry, design or implementation of alliances for delivery of health care services, or (b) in any other business in which EQUIFAX INC. or any of its affiliates shall then be engaged, if the revenues from such other business comprised as much as two percent (2%) of the revenue of EQUIFAX INC., or its affiliates, realized throughout the preceding four (4) fiscal quarters of EQUIFAX INC., on a consolidated basis, and if the revenues of such proposed assignee, realized throughout its preceding four (4) fiscal quarters derived from such other competing business or businesses, on a consolidated basis, were as much as twenty percent (20%) of the gross revenues of such proposed assignee during such fiscal period, on a consolidated basis. All of those currently existing competitors in the business of consumer reporting, collection of consumer debt of obligations, consumer check credit clearance or guarantee, consumer marketing studies or surveys, consumer reports for life or property and casualty insurers, automation of data for use by insurers or providers in the health care industry or design or implementation of alliances for delivery of health care services to which the prohibition of this Section 10.02 apply are named in Exhibit "D" hereto. The provisions of this Section 10.03 are for the
         -----------
benefit of EQUIFAX INC. and may be exercised by EQUIFAX INC. independently of LESSEE. EQUIFAX INC. may, by NOTICE to LESSOR and LESSEE, update Exhibit D once each calendar year.

         SECTION 10.4.  EASEMENTS.  In connection with the development of the
                        ---------
Premises, LESSEE shall have the right to grant one or more easements over the Premises to utility providers and, if requested by such utility provider, LESSOR agrees to join in the granting of such easements.

                                  ARTICLE XI

                               RIGHT TO CONTEST
                               ----------------

         SECTION 11.01. PERMITTED CONTESTS.  LESSEE, at its expense, may
                        ------------------
contest by appropriate legal proceedings conducted in good faith and with due diligence the amount, validity or application, in whole or in part, of any Tax or Charge referred to in 5.01 and 5.02 hereof, the application of any laws referred to in Section 7.01 and any Lien referred to in 7.02 hereof; provided that (a) LESSEE shall give LESSOR prior written notice of such contest, (b) LESSEE shall first make all contested payments (under protest if it desires) unless such proceeding shall suspend the collection thereof from LESSOR and from Rent under this Lease or from the Premises, (c) no part of the Premises or any interest therein or the Rent under this Lease shall be subjected thereby to sale, forfeiture, foreclosure or interference, (d) LESSOR shall not be subject to any civil or criminal liability for failure to comply with any governmental regulation and the Premises shall not be subject to the imposition of any Lien as a result of such failure other than the lien then being contested. LESSEE agrees that it shall pay, and save LESSOR harmless from and against, any and all losses, judgments, decrees and costs (including all reasonable attorneys' fees and expenses) in connection with any Permitted Contest and that, promptly after the final determination of every Permitted Contest, LESSEE shall fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein, together with all penalties, fines, interests, costs and expenses resulting therefrom and will promptly comply with any regulation of any governmental body or agency having jurisdiction under which compliance is required.

                                  ARTICLE XII

                                   INSURANCE
                                   ---------

     SECTION 12.01.  INSURANCE.  LESSEE covenants and agrees that, except as
                     ---------
permitted in Section 12.05 hereof, LESSEE will carry and maintain, at its sole cost and expense, or cause to be carried and maintained, the following types of insurance, in the amounts and in form hereinafter required:

          (i) Liability insurance in the Commercial General Liability form (or reasonable equivalent thereto) covering the Premises and LESSEE'S use thereof against claims for personal injury or death and property damage occurring upon, in or about the Premises, such insurance to be written on an occurrence basis (not a claims made basis), with a Combined Single Limits amounts not less than One Million Dollars ($1,000,000.00) per occurrence and not less than Two Million Dollars ($2,000,000.00) aggregate for each policy year (specifically at this location). If LESSEE cannot obtain such insurance on an occurrence basis at a reasonable cost, LESSEE may maintain such insurance on a "claims made" basis but in the event that LESSEE elects to maintain insurance on a "claims made" basis, LESSEE must, as a condition precedent (i) give LESSOR written notice of the change in insurance; and (ii) provide LESSOR with evidence that LESSEE has, to the satisfaction of LESSOR, insured the "gap" in insurance coverage which resulted from converting to a claims made basis of insurance. LESSEE shall also maintain an "umbrella" policy insuring the risks insured under the Commercial General Liability policy in an amount not less than Thirty Million Dollars ($30,000,000.00) for each policy year.

          (ii) (A) insurance on the "All-Risk" or equivalent form on a Replacement Cost Basis against loss or damage to the all improvements now or hereafter located on the Premises; and in an amount sufficient to prevent LESSOR or LESSEE from becoming a co-insurer of any loss, but in any event in amounts not less than 90% of the actual cost to replace the improvements with improvements which are sufficient for continued use and occupancy by LESSEE at least comparable to such use and occupancy as it existed immediately prior to the loss or damage, and including utilities and amenities at least comparable to those repaired or replaced or such greater amount as may be required by the Leasehold Mortgage. For the purpose of determining actual cost of such replacement, it is agreed that currently such cost shall be deemed $180.00 per square foot of finished and usable space, which amount will be used to compute the required coverage amount of the initial insurance and which amount may be adjusted by LESSOR and LESSEE based upon the actual cost of such building. Required policy amounts of renewal policies shall be the same as the initial policy, increased or decreased annually by the percentage change reflected in the R. S. Means Square Foot Cost Index for Atlanta, Georgia published by F. W. Dodge Company from its index as of twelve (12) months earlier; provided, however, that if prior to a renewal date, LESSEE obtains an appraisal of such actual cost of replacement by a qualified independent real property appraiser setting forth a lesser then current cost of replacement, such lesser cost of replacement shall be the policy amount for the renewal period and subsequent periods, subject to adjustment by the aforesaid Index.

          (B) boiler and machinery insurance covering losses to or from any steam boilers, pressure vessels or similar apparatus requiring inspection under applicable state or municipal laws or regulations which are located at the Premises or on any other building systems for which such coverage is commercially available at reasonable rates, in amounts determined by LESSEE to be appropriate or for such higher amounts as may at any time be reasonably required by LESSOR and having a deductible of not more than Ten Thousand Dollars ($10,000.00); coverage shall be on a broad form comprehensive basis; provided, however, that the foregoing limits shall only be effective in the event that the insurance maintained by LESSEE pursuant to Section 12.01 (ii)(A) shall insure damage to other property that results from accidents involving the boiler and machinery, and in the event that such coverage is not in force, then the amount of coverage under this subclause (B) shall be Fifty Million Dollars and No/100 Dollars ($50,000,000.00) with a deductible of not more than Two Million Dollars and No/100 Dollars ($2,000,000.00; and

          (C) worker's compensation insurance covering LESSEE'S employees and those of its subsidiaries and affiliates to the extent necessary to protect LESSOR and the Premises against worker's compensation claims.

     SECTION 12.02.  POLICIES.  All policies of the insurance provided for in
                     --------
Section 12.01 shall be issued in form acceptable to the Insurance Commissioner of the State of Georgia by responsible insurance companies licensed to do business in the State of Georgia. Each and every such policy with the exception of the worker's compensation policy:

          (i) if carried pursuant to Section 12.01(i), shall name LESSOR, any mortgagee of LESSOR and any Leasehold Mortgagee as an designated additional insured as their interest may appear. The coverage described in Section 12.01
(ii) shall also name LESSOR, LESSEE and its Leasehold Mortgagee as loss payee as its interest may appear;

          (ii) shall be described as to coverage and amounts in a certificate of insurance from the appropriate insurance carrier delivered to LESSOR prior to the commencement of this Lease. Renewal certificates shall be procured by LESSEE and delivered to LESSOR within thirty (30) days prior to the expiration of such policies, describing coverage and amounts applicable under this Lease and as reflected in such policies;

          (iii) shall contain a provision that the insurer will give to LESSOR and such other parties in interest at least ten (10) days notice in writing in advance of cancellation for non-payment of premiums; and

          (iv) shall be written as a primary policy which does not contribute to and is not in excess of coverage which LESSOR may carry.

     (c) Any insurance provided for in Section 12.01 may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds, provided, however, that LESSOR and any other parties in interest as designated in this Lease shall be named as an additional insured thereunder as their interests may appear, and the requirements set forth in this
Section 12.01 are otherwise satisfied.

     SECTION 12.03.  FAILURE TO CARRY.  Except as permitted in Section 12.05
                     ----------------
hereof, in the event that LESSEE shall fail to carry and maintain the insurance coverages set forth in this Section 12.01, LESSOR may upon thirty (30) days notice to LESSEE (unless such coverages will lapse in which event no such notice shall be necessary) procure such policies of insurance and LESSEE shall promptly reimburse LESSOR therefor.

     SECTION 12.04.  INSURANCE REVIEW.  Each party may, at any time, but not
                     ----------------
more than one (1) time in any twelve (12) month period, require a review of the insurance coverage and limits of liability set forth in Section 12.01 to determine whether the coverage and the limits are reasonable and adequate in the then existing circumstances. The review shall be undertaken on a date and at a time set forth in a party's notice requesting a review and shall be conducted at the Premises. If the parties are, after a review, unable to agree on either the coverage or the limits, then the parties shall arbitrate the issue through the American Arbitration Association, or its then successor. In rendering the decision the arbitrators shall consider the requirements of Section 12.01, the cost of the insurance to be obtained, inflation, changes in condition, and the insurance then being carried by similar developments in the area of the Premises.

     SECTION 12.05.  SELF INSURANCE.  LESSEE may become a "self insurer" of the
                     --------------
first Ten Million Dollars ($10,000,000.00) of risks insured pursuant to clause 12.01(i) so long as LESSEE maintains the umbrella insurance required by clause 12.01(i) and LESSEE may become a "self insurer" of the first Ten Million Dollars ($10,000,000.00) of the risks insured pursuant to clause 12.01(ii).

                                  ARTICLE XIII

                           FIRE AND OTHER CASUALTIES
                           -------------------------

     SECTION 13.01.  DAMAGE.  If the building or other improvements on the
                     ------
Premises shall be damaged or destroyed by fire or other casualty, LESSEE and the Leasehold Mortgagee, at LESSEE'S sole cost and expense, shall promptly and diligently proceed to adjust the loss with the insurance companies and arrange for the disbursement of insurance proceeds, and to the extent of the insurance proceeds paid plus (i) the amount of any "deductible," and (ii) the amount which LESSEE has elected to self-insure under Section 12.05, repair, rebuild or replace such buildings, the parking garage, and other improvements, so as to restore the Premises. The net proceeds of any insurance recovered by reason of such damage or destruction in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds (such excess being referred to herein as the "Net Insurance Proceeds") shall, if such Net Insurance Proceeds exceeds Five Million and No/Dollars ($5,000,000.00), be held by the Leasehold Mortgagee (provided that such Leasehold Mortgagee is a bank, savings association, insurance company or other similar institutional lender having capital surplus and undivided profits of at least $50,000,000.00; herein called "Institutional Lender"), or, if no Institutional Lender then holds a mortgage lien, or deed to secure debt on LESSEE'S Leasehold interest in the Premises, by any escrow agent which is reasonably acceptable to LESSOR and LESSEE and the Leasehold Mortgagee, if any; and the Net Insurance Proceeds shall be released for the purpose of paying the fair and reasonable cost of restoring the building and other improvements on the Premises. Such Net Insurance Proceeds shall be released to LESSEE, or to LESSEE'S contractors, from time to time as the work progresses, pursuant to such requirements and limitations as may be reasonably acceptable to LESSEE and LESSEE'S Leasehold Mortgagee (if the mortgagee so requires), including, without limitation, lien waivers from each of the contractors, subcontractors, materialmen and suppliers performing the work.

     If the Net Insurance Proceeds are less than Five Million Dollars ($5,000,000.00), such Net Insurance Proceeds may be held by LESSEE or LESSEE'S Leasehold Mortgagee and used by LESSEE or LESSEE'S Leasehold Mortgagee to pay the fair and reasonable cost of restoring such building and other improvements.

     If the Net Insurance Proceeds (regardless of the amount thereof) exceed the full cost of the repair, rebuilding or replacement of the damaged building or other improvements, then the amount of such excess Net Insurance Proceeds shall be paid to LESSEE or retained by the insurance carrier upon the completion of such repair, rebuilding or replacement.

     SECTION 13.02.  RIGHT TO TERMINATE.  In the event that the property loss,
                     ------------------
fire or other casualty occurs during the last three (3) years of the Term, or of any extension thereof, LESSEE shall have the option, exercisable by written notice to LESSOR, delivered within thirty (30) days of such fire or casualty, to terminate this Lease and thereby be relieved of the obligation to make the restorations required by Section 13.01. The termination shall not be effective until LESSEE assigns all property insurance proceeds, except the part thereof allocable to leasehold improvements, furniture, fixtures and LESSEE'S equipment and personal property less the amount owed to the Leasehold Mortgagee, together with the right to adjust the loss, to LESSOR, or, if LESSEE is a self-insurer pursuant to Section 12.05, LESSEE pays to LESSOR the fair and reasonable cost of such restoration or repair as established by an architect and a contractor, each experienced in repairing and restoring buildings and improvements damaged by fire and other casualties and mutually selected by LESSOR and LESSEE. The cost and fees of such architect and contractor shall be paid by LESSEE. Notwithstanding the foregoing, LESSOR shall not settle with the insurance carrier without LESSEE'S consent, which consent shall not be unreasonably withheld or delayed.

                                  ARTICLE XIV

                                  CONDEMNATION
                                  ------------

         SECTION 14.01.  TOTAL CONDEMNATION.  If all of the Premises or such a
                         ------------------
material portion of the Premises that the remaining portion is not usable by LESSEE for its intended purpose, is condemned or taken by the United States or any other legal entity having the power of eminent domain with respect thereto, this Lease shall terminate as of the date that title to the Premises or portion thereof vests in the condemnor; provided, however, that such termination shall not benefit the condemnor and shall be without prejudice to the rights of either LESSOR or LESSEE to recover just and adequate compensation from the condemning authority.

         SECTION 14.02.  PARTIAL CONDEMNATION.  If a portion of the Premises is
                         --------------------
condemned or taken by the United States or any other legal entity having the power of eminent domain with respect thereto, and the part of the Premises remaining is usable by LESSEE for its intended purpose then this Lease shall remain in full force and effect and LESSEE, to the extent of any award to LESSEE is sufficient therefor, shall forthwith cause the Premises to be restored to as nearly the same condition as existed prior to such taking. Monthly Rent shall be reduced by .8333% of the amount of the condemnation award paid to LESSOR because of such taking and not applied to restoration.

         SECTION 14.03.  DIVISION OF CONDEMNATION AWARD.
                         ------------------------------
         (a) In the event of a taking pursuant to (S)14.01 (a "total Taking"), the awards shall be divided between the LESSOR and the LESSEE so that (i) the LESSEE shall receive that portion of the award which is attributable to the value of the leasehold estate created by this Lease and any and all improvements on the Premises, and
(ii) the LESSOR shall receive that portion of the award which is attributable to the Land as benefited and encumbered by this Lease and the reversionary value of any and all improvements thereon.

         (b) Notwithstanding any other provision of this Article 14 to the contrary, all awards in connection with a Total Taking shall first be paid to Leasehold Mortgagees, in order of priority, up to that amount which is the lesser of (i) the total of all awards in such taking, or (ii) the amount necessary to satisfy in full all obligations secured by Leasehold Mortgages held by such Leasehold Mortgagees, and then the remaining proceeds and awards shall be divided between LESSOR and LESSEE in accordance with the principles of this
Article 14; provided, however, that for the purposes of so dividing the remaining proceeds between LESSOR and LESSEE, the amounts paid to the Leasehold Mortgagees shall be deemed to have been paid out of LESSEE'S award and shall not reduce LESSOR'S award.

         SECTION 14.04.  GENERAL.  Nothing contained in this Lease to the
                         -------
contrary shall be deemed to prohibit LESSOR or LESSEE from introducing into any condemnation proceeding or proceedings with respect to the Premises such appraisals or other estimates of value, loss and/or damage as each may in its discretion determine.

                                   ARTICLE XV

                                    DEFAULT
                                    -------

         SECTION 15.01.  LESSEE EVENTS OF DEFAULT.  The occurrence of any of the
                         ------------------------
following acts, events or conditions, regardless of the pendency of any proceeding which has or might have the effect of preventing LESSEE from complying with the terms, conditions or covenants of this Lease, shall constitute an "Event of Default" under this Lease:

              (a) LESSEE fails to make any payment of Rent or Additional Rental within ten (10) days of the date LESSEE received from LESSOR written notice of such failure to pay; or

              (b) LESSEE fails or refuses to fulfill or perform any other covenant, agreement or obligation of LESSEE hereunder and such failure or refusal shall continue without correction being commenced and diligently pursued for a period of thirty (30) consecutive calendar days from and after the date upon which LESSEE receives from LESSOR written notice of such default, or if such default cannot reasonably be cured within thirty (30) days, LESSEE shall have failed to commence curing such default or shall fail to diligently pursue the curing of such default.

         SECTION 15.02.  TERMINATION.  Upon the occurrence of any Event of
                         -----------
Default hereunder, LESSOR shall have the right, at its election and regardless of the availability to LESSOR of any other remedy under this Lease or by law or in equity provided, to give LESSEE (then or at any time thereafter while any such Event of Default exists or continues) written notice of the termination of this Lease as of the date specified in such notice of termination, which date shall be not less than ten (10) days after the date of the giving of such notice. On such termination date this Lease and the Term and estate herein granted shall, subject to the provisions of 15.05 hereof, expire and terminate by limitation, and all rights of LESSEE under this Lease shall expire and terminate, unless prior to such termination date LESSEE pays to LESSOR all arrears of Rent and Additional Rental payable by LESSEE under this Lease (together with Interest thereon) and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by or on behalf of LESSOR by reason of any Event of Default and fully cures and corrects any Event of Default then existing hereunder to the satisfaction of LESSOR.

         SECTION 15.03.  REENTRY BY LESSOR.  Whether or not this Lease has been
                         -----------------
terminated pursuant to 15.02 hereof, if an Event of Default occurs, LESSOR may, for and on behalf of LESSEE and as LESSEE'S legal representative, enter upon and repossess the Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may dispossess LESSEE and remove LESSEE and all other persons and any and all property therefrom. LESSOR shall not be liable to LESSEE or to any person or entity claiming by, through or under LESSEE for or by reason of any such entry, repossession or removal.

         SECTION 15.04.  RIGHTS UPON REPOSSESSION.  At any time or from time to
                         ------------------------
time after the repossession of the Premises or any part thereof pursuant to
15.03 hereof, and whether or not this Lease shall have been terminated pursuant to 15.02 hereof, LESSOR may at its option (a) repair or alter the Premises in such manner as LESSOR may deem necessary or advisable so as to put the Premises in good order and make the same rentable, and (b) relet or operate the Premises or any part thereof for the account of LESSEE for such term or terms (which may be greater or less than the period which would otherwise have constituted the remainder of the Term) on such conditions (which may include concessions or free rent) and for such uses as LESSOR in its discretion may determine, and may collect and receive the rents therefor. All costs and expenses incurred by LESSOR in the exercise of its right to reenter and to relet the Premises, or any part thereof, including, without limitation, reasonable attorneys' fees, construction and alteration costs, brokerage fees and all such similar and dissimilar expenses, shall be charged to LESSEE and shall be and become the due obligation of LESSEE to pay LESSOR, as Additional Rental, hereunder. All rental and other sums collected by LESSOR during any period of reletting of the Premises shall be and remain the property of LESSOR and the total collected amount thereof, to the extent it exceeds the sum of all costs and expenses incurred in reletting as aforesaid, is herein defined as the "Reletting

Proceeds" which, to the extent such Reletting Proceeds shall ever exceed all Rent and Additional Rental due from LESSEE to LESSOR hereunder and provided no termination has been declared, shall be and belong to LESSEE. LESSOR shall not be responsible or liable for any failure to relet the Premises or any part hereof or for any failure to collect any rent due upon any such reletting, but LESSOR shall make reasonable efforts to mitigate LESSOR'S damages. No repossession of the Premises by LESSOR shall be construed as an election to terminate this Lease and the Term herein demised unless, in conjunction therewith, a written notice of termination evidencing such intention is given to LESSEE as provided in 15.02 hereof.

         15.05.  LIABILITY OF LESSEE.  No termination of this Lease pursuant to
                 -------------------
15.02 hereof or by operation of law or otherwise (except as expressly provided herein) and no repossession of the Premises or any part thereof pursuant to
15.03 hereof or otherwise, shall relieve LESSEE of its liability and obligations hereunder, all of which shall survive such termination or repossession. LESSOR shall be entitled, at its election, to sue for and receive each increment of Rent and Additional Rental as and when the same shall become due, irrespective of whether LESSOR shall have terminated this Lease or reentered and relet the Premises or any portion thereof, provided only that in the event of reletting, LESSEE shall be entitled to a credit for the Reletting Proceeds, if any, up to the amount of Rent and Additional Rental that would otherwise have been due from LESSEE to LESSOR hereunder. LESSOR agrees to make reasonable efforts, and to permit LESSEE to make reasonable efforts to mitigate the liability and obligations of LESSEE hereunder.

         SECTION 15.06.  RIGHT OF LESSOR TO PERFORM FOR LESSEE.  Notwithstanding
                         -------------------------------------
any other provision of this Lease to the contrary, upon the occurrence of any Event of Default hereunder, LESSOR may, subject to the rights of the Leasehold Mortgagee at its exclusive option, take, on behalf of LESSEE, whatever steps it deems reasonably necessary to cure such Event of Default and to charge LESSEE for the costs and expenses attributable thereto. LESSEE shall pay all costs and expenses immediately upon receipt of a statement thereof from LESSOR. Any such amounts, paid or unpaid, shall be deemed Additional Rental hereunder.

         SECTION 15.07.  GENERAL.  Each right, power and remedy of LESSOR
                         -------
provided in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to each and every other right, power or remedy provided in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. In addition to any other remedy provided in this Lease, LESSOR shall be entitled, to the extent permitted by applicable law, to injunctive relief in the event of the violation or attempted or threatened violation of any term, condition or covenant of this Lease or to a decree compelling performance thereof. The exercise by LESSOR of any one or more of the rights, powers or remedies provided in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by LESSOR of any such right, power or remedy.

         SECTION 15.08.  LESSOR DEFAULT.  If LESSOR shall be in default in the
                         --------------
performance of any obligation required to be performed by LESSOR under this Lease, and such default continues for a period of thirty (30) days following written notice of such default from LESSEE, then LESSEE may exercise any of its rights provided at law or in equity, including, but not limited to, the right to offset or abate Rent, or correct or cure any such default by LESSOR and apply the next occurring Rent to the cost thereof, all of which shall be cumulative and concurrent remedies of LESSEE and shall be an addition to each and every other right, power and remedy provided to LESSEE and shall be an addition to each and every other right, power and remedy provided by LESSEE in this Lease or now or hereinafter existing, at law or in equity, by statute or otherwise.

LESSEE agrees that, should LESSOR'S mortgagee notify LESSEE in writing of the existence of any such mortgage or deed to secure debt encumbering the Premises, LESSEE will simultaneously give LESSOR'S mortgagee any default provided to LESSOR, and LESSOR'S mortgagee may cure such default (and LESSEE will accept such cure) on behalf of the LESSOR.



                                  ARTICLE XVI

                             ENVIRONMENTAL MATTERS
                             ---------------------

     SECTION 16.01.  DEFINITIONS.  For purposes of this Article XVI:
                     -----------

              (i) "Contamination" as used herein means the uncontained or uncontrolled presence of or release of Hazardous Substances into any environmental media and into or on any portion of the Premises or any part thereof so as to require remediation, cleanup or investigation under any applicable Environmental Law.

              (ii) "Environmental Laws" as used herein means all federal, state, and local laws, regulations, orders, permits, ordinances, and the like concerning protection of human health and/or the environment.

              (iii) "Hazardous Substances" as used herein means any hazardous or toxic substance or waste as those terms are defined by any applicable federal or state law or regulation (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et. sec. ("CERCLA") and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et. sec. ["RCRA"]) and petroleum products and oil.

         SECTION 16.02.  COMPLIANCE.  LESSEE warrants that all construction and
                         ----------
activities on the Premises, during the course of this Lease will be conducted in compliance with Environmental Laws. LESSEE, at LESSEE'S sole cost and expense, shall be responsible for obtaining all permits or licenses or approvals under Environmental Laws necessary for LESSEE'S operation of its business on the Premises and shall make all notifications and registrations required by any applicable Environmental Laws. LESSEE, at LESSEE'S sole cost and expense, shall at all times comply with the terms and conditions of all such permits, licenses, approvals, notifications and registrations and with any other applicable Environmental Laws applicable to the construction of any improvements on the Premises and the use occupancy and maintenance or repair of the Premises. LESSEE warrants that it will obtain all such permits, licenses or approvals and made all such notifications and registrations required by any applicable Environmental Laws necessary for LESSEE'S operation of its business on the Premises.

         SECTION 16.03.  HAZARDOUS SUBSTANCES.  Except in compliance with all
                         --------------------
laws and/or regulations and the requirements of any insurance carrier insuring the Premises, LESSEE shall not cause or permit any Hazardous Substances to be brought upon, kept or used in or about the Premises. Except in compliance with all laws and/or regulations and the requirements of any insurance carrier insuring the Premises, LESSEE shall not cause or permit the release of any Hazardous Substances into any environmental media such as air, water or land, or into or on the Premises. If such release shall occur during the Term or any extension thereof, LESSEE shall (i) immediately take all necessary steps to contain, control and clean up such release and any associated Contamination,
(ii) notify LESSOR, and (iii) take any and all other action which may be required by Environmental Laws or governmental agencies. LESSEE shall under no circumstances whatsoever (i) treat, store or dispose of any Hazardous Waste (as all such terms are defined by RCRA, and the regulations promulgated thereunder) within the Premises, (ii) discharge Hazardous Substances into the storm sewer system serving the Premises; or (iii) install any underground storage tank or underground piping on or under the Premises, other than as shall be reasonably required in the use and occupancy of the Premises and then only in full compliance with all laws and/or regulations.

         SECTION 16.04.  INDEMNITY BY LESSEE.  LESSEE shall and hereby does
                         -------------------
indemnify LESSOR and hold LESSOR harmless from and against any and all expense, loss, and liability suffered by LESSOR (with the exception of those expenses, losses, and liabilities arising from LESSOR'S own negligence or willful act), by reason of LESSEE'S improper storage, generation, handling, treatment, transportation, disposal, or arrangement for transportation or disposal, of any Hazardous Substances (whether accidental, intentional, or negligent) or by reason of LESSEE'S breach of any warranty or of the provisions of this Article
XVI.  Such expenses, losses and liabilities shall include, without limitation,
(i) any and all expenses that LESSOR may incur to comply with any Environmental Laws as a result of LESSEE'S failure to comply therewith; (ii) any and all costs that LESSOR may incur in studying or, if required by applicable law or regulation, remedying any Contamination at or arising from the Premises, (iii) any and all costs that LESSOR may incur in studying, and, if required by applicable law or regulation removing and/or disposing or otherwise addressing any Hazardous Substances that LESSEE improperly stored, generated, handled, treated, transported or disposed of or failed to remove from the Premises; (iv) any and all fines, penalties or other sanctions assessed upon LESSOR by reason of LESSEE'S failure to comply with Environmental Laws; and (v) any and all legal and professional fees and costs incurred by LESSOR in connection with the foregoing. The indemnity contained herein shall survive the termination or expiration of this Lease but only with regard to conditions or provisions which LESSEE is obligated by this Lease to prevent, correct, or comply with during the Term of this Lease and any extensions thereof.

         SECTION 16.05.  INDEMNITY BY LESSOR.  LESSOR shall and hereby does
                         ----------------------
indemnify LESSEE and hold LESSEE harmless from and against any and all expense, loss, and liability suffered by LESSEE (with the exception of those expenses, losses, and liabilities arising from LESSEE'S own negligence or willful act), by reason of LESSOR'S improper storage, generation, handling, treatment, transportation, disposal, or arrangement for transportation or disposal, of any Hazardous Substances (whether accidental, intentional, or negligent). Such expenses, losses and liabilities shall include, without limitation, (i) any and all expenses that LESSEE may incur to comply with any Environmental Laws as a result of LESSOR'S failure to comply therewith; (ii) any and all costs that LESSEE may incur in studying or, if required by applicable law or regulation, remedying any Contamination at or arising from the Premises, (iii) any and all costs that LESSEE may incur in studying, and, if required by applicable law or regulation removing and/or disposing or otherwise addressing any Hazardous Substances that LESSOR improperly stored, generated, handled, treated, transported or disposed of or failed to remove from the Premises; (iv) any and all fines, penalties or other sanctions assessed upon LESSEE by reason of LESSOR'S failure to comply with Environmental Laws; and (v) any and all legal and professional fees and costs incurred by LESSEE in connection with the foregoing. The indemnity contained herein shall survive the termination or expiration of this Lease but only with regard to conditions or provisions which LESSOR is obligated by this Lease to prevent, correct, or comply with during the Term of this Lease and any extensions thereof.

                                  ARTICLE XVII

                              BROKERAGE PROVISIONS
                              --------------------

         SECTION 17.01.  NO BROKER.  LESSOR and LESSEE represent and warrant
                         ---------
that no broker, commission agent, real estate agent or salesman, except for Bruce Williams Properties, LLC, and CRE Services, L.L.C. who will be paid a commission or otherwise compensated by LESSOR has participated in the negotiation of this Lease, its procurement or in the procurement of LESSOR or LESSEE and that no such person, firm or corporation is or shall be entitled to the payment of any fee, commission, compensation or other form of remuneration in connection herewith in any manner. LESSOR and LESSEE shall and do hereby mutually indemnify and hold harmless each other from and against any and all loss, cost, claim, damage or expense (including court costs and reasonable attorneys' fees) arising from and out of or in any manner connected with this Lease or any claim (meritorious or otherwise), demand or assertion which is in the nature of a brokerage fee, commission or other compensation for services rendered. The terms of this 17.01 shall survive any termination of this Lease.

                                 ARTICLE XVIII

                  OPTION TO PURCHASE, RIGHTS OF FIRST REFUSAL
                  -------------------------------------------

SECTION 18.01.  OPTION TO PURCHASE.  LESSOR hereby grants to LESSEE the sole and
                ------------------
exclusive right and option to purchase LESSOR'S interest in the Premises during the following periods (the "Option Periods"): (i) during the month of January in the year 2019; (ii) during the month of January in the year 2029; (iii) during the month of January in the year 2039; and (iv) at the end of the Term of this Lease. To exercise this option to purchase, LESSEE must, during one of the Option Periods, deliver to LESSOR, written notice of LESSEE'S exercise of the Option to Purchase. Upon the exercise of this option, this Lease shall become a firm and binding contract of purchase and sale for the LESSOR'S interest in the Premises on the terms and conditions herein set forth. If LESSEE shall fail to timely exercise this option to purchase during any one of the Option Periods, then, at the end of the fourth Option Period, this
Section 18.01 and the Option to Purchase granted hereby, shall automatically become null and void.

         A. The Purchase Price of the LESSOR'S interest in the Premises shall be:
              (i) in the year 2019 Nine Million and no/100 Dollars ($9,000,000.00);

              (ii) in the year 2029 Eleven Million and no/100 Dollars ($11,000,000.00);

              (iii) in the year 2039 Fifteen Million and no/100 Dollars ($15,000,000.00); and

              (iv) at the end of the Term, a price determined by arbitration conducted as follows:

         (a) LESSOR and LESSEE shall each appoint an arbitrator, and the two arbitrators so appointed shall select a third arbitrator. Each of the three arbitrators must be thirty-five years of age or older, must have been engaged in buying, selling, or brokering real property in Metropolitan Atlanta, Georgia for a minimum of the ten years next preceding the date of selection, and must have no direct or indirect affiliation with either LESSOR or LESSEE or an affiliate of either LESSOR or LESSEE. If either LESSOR or LESSEE fails, within a reasonable time, to appoint an arbitrator, the other party may petition the court of original jurisdiction in Fulton County, Georgia, for such appointment.

         (b) LESSOR and LESSEE shall each submit to the panel of arbitrators a proposed Purchase Price for the Premises, and both LESSOR and LESSEE shall be entitled to present evidence to the panel in support of the price named by it.

         (c) The arbitrators must, by unanimous decision, select either the Purchase Price submitted by LESSOR or the Purchase Price submitted by LESSEE, as the Purchase Price for the LESSOR'S interest in the Premises. In no event shall the panel compromise or select a Purchase Price other than the Purchase Price submitted by LESSOR or the Purchase Price submitted by LESSEE.

         (d) Each party shall pay its own expenses of arbitration including the fees and expenses of the arbitrator selected by (or for) it. The fees and expenses of the third arbitrator shall be split between LESSOR and LESSEE.

         The Purchase Price, as adjusted pursuant to the provisions provided for in this Agreement, shall be paid by LESSEE to LESSOR at the Closing, by cash, federal funds wire transfer or by any other source of immediately available funds.

         B. The costs and expenses of the purchase and sale shall be paid at or before Closing as follows:

              (a) LESSOR shall pay the following costs and expenses: (i) the State of Georgia transfer tax due with respect to the transfer of the Land and
(ii) the fees and expenses of LESSOR'S attorneys.

              (b) LESSEE shall pay the following costs and expenses: (i) the recording and filing fees for the Limited Warranty Deed; (ii) any title examination fees or charges incurred by LESSEE; (iii) all premiums for any owner's and lender's title insurance policies obtained by LESSEE and relating to the Premises; (iv) the cost of any survey; (v) the fees and expenses of LESSEE'S attorneys; and (vi) any other costs and expenses actually incurred by LESSOR.

         C. The Closing shall be held within one hundred twenty (120) days of the date of exercise of the Option at a time and place in Atlanta, Georgia designated by LESSEE.

         D. On the Closing Date, the Closing shall occur as follows, subject to the satisfaction of all the terms and conditions of this Agreement, and with all LESSEE'S deliveries to be made concurrently with LESSOR'S deliveries:

              (a) LESSOR shall deliver to LESSEE a limited warranty deed in recordable form, conveying the Premises to LESSEE free and clear of any encumbrance except the Permitted Exceptions of this Lease and any encumbrances created by LESSEE.

              (b) LESSOR shall deliver to LESSEE a certification that LESSOR is not a foreign person within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended.

              (c) LESSOR shall deliver to LESSEE a certification that LESSOR is not a non-resident of Georgia within the meaning of O.C.G.A. Section 48-7-128, as amended.

              (d) LESSOR shall deliver to LESSEE'S title insurer a title affidavit stating (with such exceptions as are necessary to make the facts stated therein true and correct to the best of LESSOR'S knowledge at the time
(i) that LESSOR has no knowledge of any boundary line disputes with respect to the Premises; (ii) that there are no parties in, or having any right or claim to, possession of the Premises other than LESSEE and those in possession under LESSEE; and (iii) that no improvements or repairs have been made by, or for the account of, or at the instance of, LESSOR to or on the Premises within three (3) months preceding the Closing Date for which payment has not been made.

              (e) LESSOR shall deliver appropriate evidence of LESSOR'S authority to consummate the sale of the Premises as contemplated by this Section.

              (f) LESSEE shall pay to LESSOR the Purchase Price in the manner specified above.

              (g) In addition to all documents, instruments and agreements expressly provided for in this Section, LESSOR and LESSEE shall each execute and/or provide such other documents as may be reasonably and customarily required at the time to effectuate the purposes of this Lease.

         E. In the event that LESSOR defaults in the sale of its interest in the Premises to LESSEE, LESSEE shall be entitled to specific performance of its rights under this Section 18.01, LESSOR hereby acknowledging that LESSEE'S damages in the event of such default would be difficult to ascertain. If LESSEE shall default in the purchase of the Premises after exercising its option to purchase, LESSEE shall forfeit any subsequent options to purchase hereunder.

         F. LESSOR may desire to accomplish a sale of the Premises by means of an exchange of "like-kind" property which will qualify as such under Section 1031 of the Internal Revenue Code of 1954 and all regulations issued thereunder or any successor provisions of the Internal Revenue Code permitting tax free exchanges of land. LESSEE is willing to cooperate with LESSOR in an exchange, provided LESSEE incurs no additional expenses or liability, is not delayed in its acquisition of the Property, and does not take title to the exchange property. LESSEE agrees that LESSEE will, at the direction of LESSOR or a third party intermediary acting at LESSOR'S direction, pay all proceeds of the sale of the Property to the third party intermediary who will facilitate the like-kind exchange for LESSOR pursuant to an intermediary agreement between LESSOR and such third party intermediary. LESSOR acknowledges that, upon payment of such proceeds by LESSEE to such third party intermediary, LESSEE will have fulfilled its obligation under this Agreement.

    SECTION 18.02.  FIRST REFUSAL.  If, at anytime during the Term of this
                    -------------
Lease, either LESSOR or LESSEE receives an offer to purchase the Premises, in the case of the LESSOR, or this Lease and/or the building on the Premises, in the case of the LESSEE, and LESSOR or LESSEE (whichever receives such offer), and intends to accept such offer, then it shall, prior to accepting such offer, give the other party (the electing party) a copy of such offer. The LESSEE, if it is the electing party, shall have ninety (90) days from receipt of such offer and the LESSOR, if it is the electing party, shall have one hundred eighty (180) days from receipt of such offer in which to elect, by written notice to the party initially receiving such offer, to purchase the Premises, or this Lease and/or the building on the Premises, on the exact terms and conditions (except for the closing date) contained in such offer.

    If the electing party elects to purchase, then the purchase and sale shall be consummated within sixty (60) days from the date of delivery of the electing party's notice that it will accept such offer, such closing to be at the time and place designated by such electing party by a second notice delivered to the first party at lease twenty (20) days prior to the Closing. At the Closing, LESSOR and LESSEE shall consummate the transaction in accordance with the initial offer.

    The provisions of this Section 18.02 shall not apply to a transfer (i) by LESSOR or LESSEE to a "Permitted Transferee" (defined below), of (ii) or to any transfer in connection with a foreclosure, by deed in lieu of foreclosure or by a Leasehold Mortgagee, or (iii) to any transfer in connection with the financing, by LESSEE, of improvements on the Premises(including, but not limited to, a synthetic lease or a sale/leaseback transaction) or to the transfer in connection with the exercise of any purchase options which may be contained in the synthetic lease or sale/leaseback documents or (iv) any sale of more than one property in a portfolio sale by D. Scott

Hudgens, Jr. and/or Herman J. Russell and/or Gwinnett Prado, L.P. and/or any entity owned by D. Scott Hudgens, Jr. and/or Herman J. Russell.

    As used herein, the term "Permitted Transferee" shall mean any entity into which LESSEE is merged or consolidated, any entity acquiring substantially all of the assets of LESSEE, and, as to LESSOR, any entity in which D. Scott Hudgens, Jr. and Herman J. Russell and/or their respective estates, and/or Gwinnett Prado, L.P. owns an interest, but in all events subject to Section 10.03, and as to LESSEE, any entity which is a parent corporation or subsidiary corporation of Equifax Inc.

                                  ARTICLE XIX

                                 MISCELLANEOUS
                                 -------------

          SECTION 19.01.  LESSOR LIABILITY.  No owner of the Premises, whether
                          ----------------
or not named herein, shall have liability hereunder after such owner ceases to hold title to the Premises, except for obligations which may have theretofore accrued. Neither LESSOR nor any officer, director, shareholder, partner or principal, whether disclosed or undisclosed, of LESSOR shall be under any personal liability with respect to any of the provisions of this Lease, and if LESSOR is in breach or default with respect to LESSOR'S obligations or otherwise under this Lease, LESSEE shall look solely to the equity of LESSOR in the Premises for the satisfaction of LESSEE'S remedies. It is expressly understood and agreed that LESSOR'S liability under the terms, covenants, conditions, warranties and obligations of this Lease shall in no event exceed the loss of LESSOR'S equity interest in the Premises.

          SECTION 19.02.  WAIVER.  Failure of LESSOR to insist upon the strict
                          ------
performance by LESSEE of any term, condition or covenant on LESSEE'S part to be performed pursuant to the terms of this Lease or to exercise any option, right, power, or remedy of LESSOR contained in this Lease shall not be deemed to be nor be construed as a waiver of such performance or relinquishment of such right now or subsequent hereto. The receipt by LESSOR of any Rent or Additional Rental required to be paid by LESSEE hereunder with knowledge of any default by LESSEE hereunder shall not be deemed a waiver of such default. No waiver by LESSOR of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by LESSOR.

         SECTION 19.03.  WAIVER OF REDEMPTION.  LESSEE hereby waives and
                         --------------------
surrenders any right or privilege under any present or future constitution, statute or law to redeem the Premises or to continue this Lease after the termination of this Lease for any reason, and the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt or for distress for rent.

         SECTION 19.04.  ESTOPPEL CERTIFICATES.  Upon written request of LESSOR,
                         ---------------------
but no more frequently than once in any twelve (12) month period, LESSEE shall from time to time execute, acknowledge and deliver to LESSOR and to any mortgagee of or prospective purchaser from LESSOR, a written certificate certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified, and stating the modifications), (b) the dates to which Rent and Additional Rental payable by LESSEE hereunder have been paid, and (c) that no notice has been received by LESSEE of any default by LESSEE hereunder which has not been cured, except as to any default specified in said certificate.

         Upon written request of LESSEE, but no more frequently than once in any twelve (12) month period, LESSOR shall from time to time execute, acknowledge and deliver to LESSEE and any Leasehold Mortgage a written certificate certifying (d) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified, and stating the modifications), (e) the dates to which Rent and Additional Rental payable by LESSEE hereunder have been paid, and (f) whether or not, to the knowledge of LESSOR, there is then existing a default by LESSEE under this Lease (and if so, specifying the same).

         SECTION 19.05.  NO MERGER OF TITLE.  There shall be no merger of the
                         ------------------
leasehold estate created by this Lease with the fee estate of LESSOR by reason of the fact that the same person may own or hold both the leasehold estate created by this Lease or any interest therein and the fee estate in the Premises or any interest therein; and no such merger shall occur unless and until all persons or entities (including any mortgagee with respect to the fee estate of LESSOR) and LESSEE'S Leasehold Mortgagee having any interest in the leasehold estate created by this Lease or the fee estate in the Premises shall join in a written instrument effecting such merger and shall duly record the same.

         SECTION 19.06.  SEPARABILITY.  Each and every covenant and agreement
                         ------------
contained in this Lease shall be for any and all purposes hereof construed as separate and independent and the breach of any covenant by LESSOR shall not discharge or relieve LESSEE from its obligation to perform each and every covenant and agreement to be performed by LESSEE under this Lease. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate applicable law and shall be limited to the extent necessary to render this Lease valid and enforceable. If any term, provision or covenant of this Lease or the application thereof to any person or circumstance shall be held to be invalid, illegal or unenforceable, by a court of last resort having jurisdiction in the premises, the validity of the remainder of this Lease shall not be affected; this Lease shall not terminate, and there shall be substituted for such illegal, invalid or unenforceable provision a like provision which is legal, valid and enforceable within the limits established by such court's final opinion and which most nearly accomplishes and reflects the original intention of the parties.

         SECTION 19.07.  NOTICES, DEMANDS AND OTHER INSTRUMENTS.  All notices,
                         --------------------------------------
demands, requests, consents, and approvals desired, necessary, required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been properly given if personally delivered or sent, postage prepaid, by first class registered or certified United States mail, return receipt requested, addressed to each party hereto at the following address:

         LESSOR:          Rhodes Center Property, L.L.C.
                          c/o Brogdon Consulting, Inc.
                          3525 Mall Boulevard
                          Suite 5FF
                          Duluth, GA  30096

         LESSEE:          Equifax Inc.
                          1600 Peachtree Street, NW
                          Atlanta, Georgia  30309
                          Attention:  General Counsel

         With a copy to:  Equifax Inc.
                          1600 Peachtree Street, NW
                          Atlanta, Georgia  30309
                          Attention:  Director of Corporate Real Estate

or at such other address in the United States as LESSOR or LESSEE may from time to time designate by like notice. Any such notice, demand, request or other communication shall be considered given or delivered, as the case may be, on the date delivery. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand, request or other communication.

         SECTION 19.08.  SUCCESSORS AND ASSIGNS.  Each and every covenant, term,
                         ----------------------
condition and obligation contained in this Lease shall apply to and be binding upon and inure to the benefit or detriment of the respective legal representatives, heirs, successors and assigns of LESSOR and LESSEE. Whenever reference to the parties hereto is made in this Lease, such reference shall be deemed to include the legal representatives, successors, heirs and assigns of said party the same as if in each case expressed. The term

"person" when used in this Lease shall mean any individual, corporation, partnership, firm, trust, joint venture, business association, syndicate, government or governmental organization or any other entity.

         SECTION 19.09.  HEADINGS.  The headings to the various Articles and
                         --------
Sections of this Lease have been inserted for purposes of reference only and shall not limit or define or otherwise affect the express terms and provisions of this Lease.

         SECTION 19.10.  COUNTERPARTS.  This Lease may be executed in any number
                         ------------
of counterparts, each of which is an original, but all of which shall constitute one instrument.

         SECTION 19.11.  APPLICABLE LAW.  This Lease shall be construed under
                         --------------
and enforced in accordance with the laws of the State of Georgia.

         SECTION 19.12.  ENTIRE AGREEMENT; AMENDMENTS.  This Lease sets forth
                         ----------------------------
the entire understanding and agreement of LESSOR and LESSEE with respect to the Premises; all courses of dealing, usage of trade and all prior representations, promises, understandings and agreements, whether oral or written, are superseded by and merged into this Lease. No modification or amendment of this Lease shall be binding upon LESSOR and LESSEE, or either of them, unless in writing and fully executed and consented to by LESSEE'S Leasehold Mortgagee.

         SECTION 19.13.  ALL GENDERS AND NUMBERS INCLUDED.  Whenever the
                         --------------------------------
singular or plural number, or masculine, feminine, or neuter gender is used in this Lease, it shall equally apply to, extend to, and include the other.

         SECTION 19.14.  TIME IS OF ESSENCE.  Time is of the essence of this
                         ------------------
Lease. Whenever a day certain is provided for the payment of any sum of money or the performance of any act or thing, the same enters into and becomes a part of the consideration for this Lease.

         SECTION 19.15.  ENCUMBRANCE BY LESSOR.  In the event that LESSOR places
                         ---------------------
any deed to secure debt, mortgage or other encumbrance on the Premises, such deed to secure debt, mortgage or other encumbrance shall be expressly made subject to and subordinate to the provisions of this Lease (including, without limitation, the right of any Leasehold Mortgagee to enter a New Lease).

         SECTION 19.16.  SHORT FORM LEASE.  LESSOR and LESSEE hereby agree that
                         ----------------
this Lease shall not be recorded in the public records of Fulton County, Georgia. LESSOR and LESSEE shall, contemporaneously with the execution hereof, execute a Short Form Lease in the form attached hereto as Exhibit "C". The
                                                          -----------
Short Form Lease shall be filed for record with the Clerk of the Superior Court of Fulton County, Georgia. Any and all recording cost and tax, if any, required in connection with the recording of the Short Form Lease shall be at the sole cost and expense of LESSEE.

         IN WITNESS WHEREOF, LESSOR and LESSEE have executed this Lease, have affixed their seals hereunto and have delivered same, all in duplicate (or triplicate) original, at Atlanta, Georgia as of the day and year first above written.

                             "LESSOR"

                             RHODES CENTER PROPERTY, L.L.C.

                             By:  Gwinnett Prado, L.P.,
                                  Member

                                  By:   Prado Manager, Inc., its
                                        sole general partner

                                        By: /s/ D. Scott Hudgens
                                           ----------------------------
                                            President

                             By: /s/ Herman J. Russell
                                ---------------------------------------
                                            Herman J. Russell
                                            Member

                   [Signatures continued on following page]

                             "LESSEE"

                             EQUIFAX INC.

                             By: /s/ Edward Z. Barber
                                ---------------------------------
                                Name: /s/ Edward Z. Barber
                                     ----------------------------
                                Title: Vice President
                                      ---------------------------

                                  [CORPORATE SEAL]

                                    EXHIBITS
                                    --------

Exhibit "A"  Legal Description
Exhibit "B"  Permitted Encumbrances
Exhibit "C"  Short Form Lease
Exhibit "D"  List of Prohibited Assignees
Exhibit "E"  Subordination, Non-Disturbance and Attornment Agreement

                                   EXHIBIT A

All that tract or parcel of land lying and being in Land Lots 108 and 109 of the 17th Land District, City of Atlanta, Fulton County, Georgia, containing 1.913 acres (83,318 square feet), more or less, and being more particularly described as follows:

BEGINNING at a point at the intersection of the Land Lot Line common to Land Lots 108 and 109 and the westerly margin of the right-of-way of Peachtree Street (right-of-way width varies) being the TRUE POINT OF BEGINNING; thence departing the right-of-way of Peachtree Street, North 89 degrees 42' 15" West, 240.82 feet along said Land Lot Line to a stone monument; thence South 00 degrees 32' 28" West, 135.10 feet to a piont on the northerly margin of the right-of-way of South Rhodes Center, (right-of-way width varies); thence along the northerly margin of said right-of-way, North 87 degrees 17' 06" inches West, 73.77 feet to a point on the easterly margin of the right-of-way of Spring Street, (right-of-way width varies); thence along the easterly margin of the right-of-way-of Spring Street, North 01 degrees 51' 44" East, 407.25 feet to a point; thence continuing along the margin of said right-of-way, 79.55 feet along the arc of a curve to the right having a radius of 40.47 feet, chord bearing of North 58 degrees 30' 46" East and chord distance of 67.35 feet to a point on the westerly margin of the right-of-way of Peachtree Street (right-of-way width varies); thence along the westerly margin of the right-of-way of Peachtree Street the following courses and distances; South 65 degrees 36' 50" East, 77.09 feet to a point; thence 269.13 feet along the arc of a curve to the right having a radius of 284.54 feet, chord bearing of South 37 degrees 46' 50" East and chord distance of 259.21 feet to a point; South 09 degrees 47' 04" East, 76.25 feet to the TRUE POINT OF BEGINNING, said property being more particularly shown as Tract 1 on a plat of survey for D. Scott Hudgens, Jr., prepared by Development Consultants Group, dated November 14, 1997, last revised January 6, 1998.

                                                                       (Tract 1)

                                  EXHIBIT "B"
                                  -----------

                            PERMITTED ENCUMBRANCES


1. Taxes and assessments for the year 1998 and subsequent years, not yet due and payable.

2. Unrecorded Indemnity Agreement by D. Scott Hudgens, Jr., to The Georgia Department of Transportation.

3. Right of Way Easement from The Citizens and Southern National Bank to Georgia Power Company, dated March 22, 1972, recorded in Deed Book 5565, page 467, Fulton County, Georgia records.

     NOTE: By letter dated December 9, 1997, Georgia Power Company claims no further interest in the above-mentioned easement, except the right to operate, maintain, rebuild and renew its existing facilities and equipment within its presently maintained right-of-way.

4. Declaration of Easement dated June 9, 1981, between the Citizens and Southern National Bank, as Trustee under Agreement with James G. Kenan, et al. and Metropolitan Atlanta Rapid Transit Authority, filed for record June 10, 1981, recorded in Deed Book 7869, page 70, aforesaid records.

5. Judgement and Decree No. C-83916 in case styled City of Atlanta, Condemnor, vs. Eugene L. Pearce, Jr.; William Lee Roberts, Tax Commissioner, Fulton County; Raynard E. Anderson, Municipal Revenue Collector, City of Atlanta, Condemnees, dated June 10, 1982, recorded in Deed Book 8153, page 110, aforesaid records.

6. Sidewalk Easement Agreement from Intersection Park, Inc. to the City of Atlanta, dated August 25, 1992, recorded in Deed Book 15660, page 12, aforesaid records.

7. Easement Agreement from Intersection Park, Inc. to Atlanta Committee For the Olympic Games, Inc., dated May 15, 1992, recorded in Deed Book 20734, page 276, aforesaid records; as amended by Amendment No. 1 to Easement Agreement dated December 15, 1993, recorded in Deed Book 20734, page 294, aforesaid records, as affected by Agreement by and between Atlanta Committee for The Olympic Games and the Hudgens Family Foundation, Inc., recorded in Deed Book 23473, Page 102, aforesaid records.

8. Conveyance of access rights contained in Right of Way Deed from D. Scott Hudgens, Jr. to the Department of Transportation, dated September 27, 1993, recorded in Deed Book 17853, page 210, aforesaid records.

9. Conveyance of Access Rights from D. Scott Hudgens, Jr. to the Department of Transportation, dated July 7, 1992, recorded in Deed Book 15432, page 321, aforesaid records.

10. Conveyance of access rights contained in Right of Way Deed from D. Scott Hudgens, Jr. to the Department of Transportation, dated September 27, 1993, recorded in Deed Book 17365, page 10, aforesaid records.

11. Those matters as disclosed by that certain survey entitled "ALTA/ACSM Land Title Survey for D. Scott Hudgens, Jr." prepared by Development Consultants Group, bearing the seal and certification of Donald G. Holland, Georgia Registered Land Surveyor No. 2637, dated November 14, 1997, last revised January 6, 1998, as follows:

(a) Concrete paving, curbing and streetscape extends onto Peachtree Street, South Rhodes Center, N.W., and Spring Street an undetermined distance;

(b) Light poles, fire hydrants, water meters and valves and utility meters located on subject premises, indicating the presence of underground utilities in undisclosed locations;

(c) Sidewalk Easements located in the western and eastern portions of subject property;

(d) MARTA Permanent Subsurface Easements in eastern portion of subject property;

(e) Drainage lines, with catch basins and related drainage facilities, crossing subject property and subject property boundary and appearing to direct the flow of drainage across property boundaries;

(f) Conveyance of access rights along the rights-of-way of Spring Street and Peachtree Street; and

(g)  Forty foot front and twenty foot side setback lines.

                                  EXHIBIT "C"
                                  -----------

                               SHORT FORM LEASE

                               SHORT FORM LEASE
                               ----------------

     THIS SHORT FORM LEASE (this "Lease"), made and entered into this _____ day of March, 1998, by and between RHODES CENTER PROPERTY, L.L.C. ("LESSOR"), and EQUIFAX INC. ("LESSEE"), a Georgia corporation.

                                   ARTICLE I

                              DEMISE OF PREMISES
                              ------------------

     Section 1.01. Demise. LESSOR does hereby demise and lease to LESSEE, and
                   ------
LESSEE does hereby take and hire, upon and subject to the terms and conditions herein contained, that certain tract of land lying and being in Land Lots 108 and 109 of the 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described in "Exhibit "A" hereof together with all buildings,
                                -----------
structures, and other improvements now or hereafter located thereon and all appurtenances thereunto belonging (said land, improvements and appurtenances are herein collectively referred to as the "Premises"), all subject to the encumbrances set forth in Exhibit "B" hereof.
                          -----------

     Section 1.02. Term of Lease. The term of this Lease (the "Term") shall
                   -------------
commence on the date hereof and, unless sooner terminated as provided in the "Base Lease" (as hereinafter defined) shall continue until December 31, 2048.

     Section 1.03. Option to Extend. LESSEE has the option to extend this Lease
                   ----------------
for three (3) additional ten (10) year terms.

     Section 1.04. BASE LEASE. This Lease is a short form lease executed,
                   ----------
delivered and recorded to provide notice of LESSEE's leasehold estate in the Premises as created pursuant to that certain Ground Lease between LESSOR and LESSEE of even date herewith (the "Base Lease"), the terms and provisions of which govern and control the obligations of LESSOR and LESSEE with respect to the Premises and LESSEE's leasehold estate therein, which grants to LESSEE certain options to purchase the Premises, and which limits LESSOR's rights to assign the Lease to certain types of entities. The Base Lease further grants to LESSOR and LESSEE certain first refusal rights in connection with transfers by the other party. The Base Lease further grants to each "Leasehold Mortgagee" (as defined in the Base Lease) the right to enter into a "New Lease" (as defined in the Base Lease) with LESSOR upon the occurrence of certain events.

     IN WITNESS WHEREOF, LESSOR and LESSEE have executed this Lease, have affixed their seals hereunto and have delivered same, all in duplicate (or triplicate) original, at Atlanta, Georgia as of the day and year first above written.

                                       LESSOR:
                                       ------

                                       RHODES CENTER PROPERTY, L.L.C., a Georgia
                                       limited liability company, by all of its
                                       members
Signed, sealed and delivered in the
presence of:                           By: Gwinnett Prado, L.P., a Member and
                                           Manager

_______________________________            By: Prado Manager, Inc., its sole
Witness                                        general partner

_______________________________                By: ___________________________
Notary Public                                      President

My commission expires:                                   [CORPORATE SEAL]

_______________________________        By: _______________________________[SEAL]
                                           Herman J. Russell, a Member and
                                           Manager

                                    LESSEE:
                                    ------

                                 EQUIFAX INC.

Signed, sealed and delivered in the
presence of:

                                        By:_______________________________

__________________________________         Name:__________________________
Witness                                    Title:_________________________


__________________________________
Notary Public                                     [CORPORATE SEAL]

My commission expires:

__________________________________

                                  EXHIBIT "D"
                                  -----------

                              PROHIBITED ASSIGNEES
                              --------------------


    All of the following and their respective directly owned subsidiaries:


TRW Information Services, Inc. (and TRW, Inc., its parent)
TransUnion (TU)
Computer Sciences Corporation (CSC)
Dun & Bradstreet (D&B)
First Financial Management Corp. (FFMC), (includes Telecheck NABANCO) EDS (and General Motors Corp., its parent)
Total Systems Services, Inc.
First Data Resources (FDR)
Policy Management Systems Corp. (PMSC)
Hooper Holmes
Pinkerton
National Processing Co. (NPC)
Deluxe Check Printers (including SCAN)
Fair, Issac & Co.
National Data Corp.
CYCARE, Inc.
ENVOY
DATEQ
Continuum
Creditel
EMSI
PAYCO American Corp.
Olsten's Temporary
CCN (and Great Universal Stores, its parent)
Grattan, PLC
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